                                                                   EXHIBIT 10.09


================================================================================

               MASTER LEASE, DEED OF TRUST AND SECURITY AGREEMENT
                      THIS DOCUMENT SECURES FUTURE ADVANCES
                          Dated as of November 25, 1997

                                      among

                            BMO LEASING (U.S.), INC.,
                      as the Agent Lessor for the Lessors,

                                       and

                            ALUMAX MILL PRODUCTS, INC.
                                 as the Lessee,

                                       and

                             WARD WILLIFORD, ESQ.,
                 as the Trustee pursuant to Section 25.2 hereof

================================================================================

This Master Lease, Deed of Trust and Security Agreement is recorded in connection with a lien in favor of the Lenders under the Loan Agreement simultaneously created as of the date hereof. This Master Lease, Deed of Trust and Security Agreement has been executed in several counterparts. To the extent, if any, that this Master Lease, Deed of Trust and Security Agreement constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Master Lease, Deed of Trust and Security Agreement may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by BANK OF MONTREAL as the Administrative Agent for the Lenders, on or following the signature page hereof. This counterpart is not the original counterpart

ATTENTION OF RECORDING OFFICERS: Certain of the Property is or will become "fixtures" (as that term is defined in the Uniform Commercial Code) on the real estate described in Schedule I attached hereto and this instrument, upon being filed for record in the real estate records, shall operate also as a financing statement upon such of the Property which is or may become fixtures. The Lessee has an interest of record in the Property. This instrument is to be recorded in, among other places, the real estate records of the county in which such property is located.

                                    This Document Prepared By
                                    and Return To:

                                    James R. Theiss
                                    Chapman and Cutler
                                    111 West Monroe Street
                                    Chicago, Illinois 60603-4080

                               TABLE OF CONTENTS

                                                                      PAGE

ARTICLE I         DEFINITIONS ........................................  1

ARTICLE II        MASTER LEASE .......................................  2

     Section 2.1.  Acceptance and Lease of Property ..................  2
     Section 2.2.  Acceptance Procedure ..............................  2
     Section 2.3.  Lease Term ........................................  2
     Section 2.4.  Intentionally omitted .............................  2
     Section 2.5.  Each Lessor to Have an Undivided Interest .........  2

ARTICLE III       PAYMENT OF RENT ....................................  2

     Section 3.1.  Rent ..............................................  2
     Section 3.2.  Payment of Rent ...................................  3
     Section 3.3.  Supplemental Rent .................................  3
     Section 3.4.  Method of Payment .................................  3

ARTICLE IV        QUIET ENJOYMENT; RIGHT TO INSPECT ..................  4

     Section 4.1.  Quiet Enjoyment ...................................  4
     Section 4.2.  Right to Inspect ..................................  4

ARTICLE V         NET LEASE ..........................................  4

     Section 5.1.  Net Lease .........................................  4
     Section 5.2.  No Termination or Abatement .......................  5

ARTICLE VI        SUBLEASES ..........................................  6

ARTICLE VII       LESSEE ACKNOWLEDGMENTS .............................  6

     Section 7.1.  Condition of the Property .........................  6
     Section 7.2.  Risk of Loss ......................................  7

ARTICLE VIII      POSSESSION AND USE OF THE PROPERTY .................  7

     Section 8.1.  Utility Charges ...................................  7
     Section 8.2.  Use of the Property ...............................  7
     Section 8.3.  Compliance with Requirements of Laws and Insurance
                   Requirements ......................................  7
     Section 8.4.  Assignment by Lessee ..............................  7

ARTICLE IX        MAINTENANCE AND REPAIR; RETURN .....................  8

ARTICLE X         MODIFICATIONS ................................................  8

ARTICLE XI        NO LIENS; EASEMENTS ..........................................  9

   Section 11.1.    No Liens ...................................................  9
   Section 11.2.    Grants and Releases of Easements; Agent Lessor and
                    Lessors' Waivers ........................................... 10

ARTICLE XII       PERMITTED CONTESTS ........................................... 11

ARTICLE XIII      INSURANCE .................................................... 11

   Section 13.1.    Public Liability and Workers' Compensation Insurance ....... 11
   Section 13.2.    Hazard and Other Insurance ................................. 12
   Section 13.3.    Insurance Coverage ......................................... 12

ARTICLE XIV       CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS ............. 13

   Section 14.1.    Casualty and Condemnation .................................. 13
   Section 14.2.    Environmental Matters ...................................... 15

ARTICLE XV        TERMINATION OF LEASE ......................................... 16

   Section 15.1.    Termination upon Certain Events ............................ 16
   Section 15.2.    Termination Procedures ..................................... 16

ARTICLE XVI       EVENTS OF DEFAULT ............................................ 17

   Section 16.1.    Lease Events of Default .................................... 17
   Section 16.2.    Remedies ................................................... 19
   Section 16.3.    Waiver of Certain Rights ................................... 22
   Section 16.4.    Deed of Trust Remedies ..................................... 22

ARTICLE XVII      AGENT LESSOR'S RIGHT TO CURE ................................. 23

   Section 17.1.    The Agent Lessor's Right to Cure the Lessee's Lease
                    Defaults ................................................... 23

ARTICLE XVIII     PURCHASE PROVISIONS .......................................... 23

   Section 18.1.    Purchase of the Property ................................... 23
   Section 18.2.    Expiration Date Purchase Obligation ........................ 24
   Section 18.3.    Acceleration of Purchase Obligation ........................ 24

ARTICLE XIX       EXTENSION OF EXPIRATION DATE ................................. 24

ARTICLE XX        REMARKETING OPTION ..........................................  25

  Section 20.1.     Option to Remarket ........................................  25
  Section 20.2.     Procedures During Remarketing .............................  26
  Section 20.3.     Remedies for Failed Remarketing ...........................  28
  Section 20.4.     No Sale of Property .......................................  29

ARTICLE XXI       PROCEDURES RELATING TO PURCHASE OR REMARKETING OPTIONS ......  29

  Section 21.1.     Provisions Relating to the Exercise of Purchase Option or
                    Obligation and Conveyance upon Remarketing; Conveyance
                    upon Certain Other Events .................................  29

ARTICLE XXII      ESTOPPEL CERTIFICATES .......................................  31

  Section 22.1.     Estoppel Certificates .....................................  31

ARTICLE XXIII     ACCEPTANCE OF SURRENDER .....................................  31

ARTICLE XXIV      NO MERGER OF TITLE ..........................................  31

ARTICLE XXV       INTENT OF THE PARTIES .......................................  32

  Section 25.1.     Ownership of the Property .................................  32
  Section 25.2.     Liens and Security Interests ..............................  32
  Section 25.3.     Security Agreement ........................................  38
  Section 25.4.     Fixture Filing ............................................  38
  Section 25.5.     Successor Trustees ........................................  38

ARTICLE XXVI      MISCELLANEOUS ...............................................  39

  Section 26.1.     Severability; Perpetuities ................................  39
  Section 26.2.     Amendments and Modifications ..............................  39
  Section 26.3.     No Waiver .................................................  40
  Section 26.4.     Notices ...................................................  40
  Section 26.5.     Successors and Assigns ....................................  40
  Section 26.6.     Headings and Table of Contents ............................  40
  Section 26.7.     Counterparts ..............................................  40
  Section 26.8.     Governing Law .............................................  40
  Section 26.9.     Original Lease ............................................  40
  Section 26.10.    Time of Essence ...........................................  41
  Section 26.11.    Memorandum of Lease .......................................  41
  Section 26.12.    The Trustee ...............................................  41
  Section 26.13.    Usury .....................................................  41
Signature .....................................................................  42

ATTACHMENTS TO MASTER LEASE AND DEED OF TRUST:

SCHEDULE I     --   Legal Description of Land
SCHEDULE II    --   Description of Improvements
SCHEDULE III   --   Description of Equipment
SCHEDULE IV    --   Fixed Rent Payments

EXHIBIT A      --   Memorandum of Lease

               MASTER LEASE, DEED OF TRUST AND SECURITY AGREEMENT
                      THIS DOCUMENT SECURES FUTURE ADVANCES

         THIS MASTER LEASE, DEED OF TRUST AND SECURITY AGREEMENT (this "Master Lease"), dated as of November 25, 1997 among ALUMAX MILL PRODUCTS, INC., a Delaware corporation, as Lessee with offices located at 1480 Manheim Pike, Lancaster, Pennsylvania 17604 (the "Lessee"), BMO LEASING (U.S.), INC., a Delaware corporation, as agent for the Lessors and whose principal offices are located at 115 South LaSalle Street, Chicago, Illinois (in such capacity, the "Agent Lessor") and WARD WILLIFORD, ESQ., as Deed of Trust Trustee for the use and benefit of the Agent Lessor, whose principal offices are located at 3131 Turtle Creek Boulevard, Suite 101, Dallas, Texas 75219 (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among the Lessee, the Guarantor, the Agent Lessor, the various financial institutions as are or may from time to time become Lessors hereunder (the "Lessors") or lenders under the Loan Agreement (the "Lenders"), and Bank of Montreal, as Arranger (in such capacity, the "Arranger"), and as Administrative Agent (in such capacity, the "Administrative Agent") for the Lenders, the Lenders and the Lessors have agreed to finance the acquisition of the Property;

         WHEREAS, on the Acquisition Date, the Agent Lessor (on behalf of the Lessors) will acquire the Property from a third party designated by the Lessee;

         WHEREAS, the Agent Lessor desires to lease to the Lessee, and the Lessee desires to lease from the Agent Lessor, the Property, subject to the terms of this Master Lease;

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         Unless the context shall otherwise require, capitalized terms used but not defined herein shall have the meanings assigned thereto in Appendix A to the Participation Agreement; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Master Lease.

                                   ARTICLE II

                                  MASTER LEASE

         Section 2.1. Acceptance and Lease of Property. Subject to the conditions set forth in the Participation Agreement, including without limitation the satisfaction or waiver of the conditions set forth in Article VI thereof, the Agent Lessor hereby agrees to (a) accept, pursuant to the terms of the Participation Agreement, delivery on the Acquisition Date of the Property (except the Ground Lease) by the seller thereof, (b) enter into the Ground Lease, and (c) simultaneously demise and lease to the Lessee hereunder for the Lease Term, the Agent Lessor's interest in the Property, including the Ground Lease and the Lessee hereby agrees, subject to the satisfaction or waiver of the conditions set forth in Article VI of the Participation Agreement, expressly for the direct benefit of the Agent Lessor and the Lessors, to lease from the Agent Lessor for the Lease Term the interest of the Agent Lessor in the Property, including the Ground Lease.

         Section 2.2. Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by it of this Master Lease shall, without further act, constitute the irrevocable acceptance by the Lessee of all of the Property and rights under the Ground Lease for all purposes of this Master Lease and the other Operative Documents on the terms set forth therein and herein, and that the Property including the Ground Lease shall be deemed to be included in the leasehold estate of this Master Lease and shall be subject to the terms and conditions of this Master Lease.

         Section 2.3. Lease Term. The term of this Master Lease shall be for the Lease Term.

         Section 2.4. Intentionally omitted.

         Section 2.5. Each Lessor to Have an Undivided Interest. Each party to this Master Lease hereby acknowledges that Section 15.16 of the Participation Agreement applies in full force and effect to this Master Lease and each other Operative Document.

                                   ARTICLE III

                                 PAYMENT OF RENT

         Section 3.1. Rent. (a) During the Lease Term, the Lessee shall pay Basic Rent to the Agent Lessor on each Scheduled Payment Date, on the date required under Section 20.2(f) in connection with the Lessee's exercise of the Remarketing Option and, on any date on which this Master Lease shall terminate; provided however that Fixed Rent shall be paid on each Fixed Rent Payment Date.

         (b) Neither the Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Agent Lessor, nor the inability or failure of the Agent

Lessor to deliver all or any portion of the Property to the Lessee on or before the Acquisition Date, whether or not attributable to any act or omission of the Lessee, but excluding any act or omission of the Agent Lessor or any Lessor, shall delay or otherwise affect the Lessee's obligation to pay Rent for the Property in accordance with the terms of this Master Lease.

         Section 3.2. Payment of Rent. Rent shall be paid absolutely net to the Agent Lessor so that this Master Lease shall yield to the Agent Lessor for the benefit of the Lessors the full amount thereof, without setoff, deduction or reduction.

         Section 3.3. Supplemental Rent. The Lessee shall pay to the Agent Lessor any and all Supplemental Rent promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent and such failure shall continue beyond the cure period provided in Section 16.1(b), the Agent Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Agent Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Agent Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent, except as otherwise specifically provided herein or in any instrument effecting such termination. Unless expressly provided otherwise in this Master Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added against any Participant by a third party as a direct result of such nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         Section 3.4. Method of Payment. Each payment of Rent payable by the Lessee to the Agent Lessor under this Master Lease or any other Operative Document shall be made by the Lessee to the Administrative Agent as assignee of the Agent Lessor under the Assignment of Lease and Rent (or, upon reasonable prior written notice from the Administrative Agent that the Loans and all other amounts owing to the Lenders under the Loan Agreement and the other Operative Documents have been paid in full and all Commitments of the Lenders have been permanently terminated, to the Agent Lessor) prior to 1:00 p.m., (Chicago time) to the Account in immediately available funds consisting of lawful currency of the United States of America on the date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 1:00 p.m., (Chicago time) on the date due shall for the purpose of Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3, such payments shall be deemed received on the next succeeding Business Day and shall accrue interest at the Overdue Rate as provided in such Section 3.3.

                                   ARTICLE IV

                        QUIET ENJOYMENT; RIGHT TO INSPECT

         Section 4.1. Quiet Enjoyment. Subject to the terms of each of the Operative Documents, the Lessee shall peaceably and quietly have, hold and enjoy the Property for the Lease Term, free of any claim or other action by the Agent Lessor or the Lessors or anyone claiming by, through or under the Agent Lessor or the Lessors (other than the Lessee). Such right of quiet enjoyment is independent of, and shall not affect the rights of the Agent Lessor or the Lessors (or anyone claiming by, through or under the Agent Lessor or the Lessors) otherwise to initiate legal action to enforce, the obligations of the Lessee under this Master Lease.

         Section 4.2. Right to Inspect. During the Lease Term, the Lessee shall upon reasonable notice (except that no notice shall be required if a Lease Event of Default has occurred and is continuing), and from time to time, permit the Agent Lessor, any Lessor, the Administrative Agent, any Lender, and their respective authorized representatives to inspect the Property, subject to the Lessee's normal safety procedures, during normal business hours; provided that such inspections shall be coordinated by the Administrative Agent and shall not unreasonably interfere with the Lessee's business operations at the Property.

                                    ARTICLE V

                                    NET LEASE

         Section 5.1. Net Lease. This Master Lease shall constitute a net lease. Any provision of this Master Lease or any other Operative Document to the contrary notwithstanding, this Master Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except by the gross negligence or willful misconduct of the Administrative Agent or Agent Lessor or as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law, including any inability to occupy or use the Property by reason of such non-compliance;
(ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with construction on or any use of the Property or any part thereof including eviction; (iv) any defect in title of or rights to the Property or Ground Lease or any Lien on such title or rights or on the Property or Ground Lease; (v) any change, waiver, extension or indulgence in respect of any obligation or liability of or by the Administrative Agent, the Agent Lessor or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the

Lessee, the Guarantor, the Administrative Agent, the Agent Lessor, any Participant or any other Person, or any action taken with respect to this Master Lease by any trustee or receiver of the Lessee, the Guarantor, the Administrative Agent, the Agent Lessor, any Participant or any other Person, or by any court in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including without limitation the Administrative Agent, the Agent Lessor, any Participant, or any vendor, manufacturer, contractor of or for the Property; (viii) any failure on the part of the Agent Lessor or any other Lessor to perform or comply with any of the terms of this Master Lease, of any other Operative Document or of any other agreement; provided that Lessee does not waive any Claim against Agent Lessor or any Lessor or any bankruptcy recoupment right of Lessee; (ix) any invalidity or unenforceability or disaffirmance of this Master Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility of performance by the Lessee, the Lessors or all of them; (xi) any action by any court, administrative agency or other Governmental Authority; or (xii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The Lessee's agreement in the preceding sentence shall not affect any claim, action or right the Lessee may have against the Lessors or any other Participants. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are separate and independent from any obligations of the Agent Lessor or the Lessors hereunder or under any other Operative Documents, and the obligations of the Lessee shall continue unaffected unless the obligations shall have been modified or terminated in accordance with an express provision of this Master Lease.

         Section 5.2. No Termination or Abatement. The Lessee shall, to the extent permitted by Applicable Law, remain obligated under this Master Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Master Lease (except as provided herein), notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting any Participant, or any action with respect to this Master Lease which may be taken by any trustee, receiver or liquidator of any Participant or by any court with respect to any Participant. The Lessee hereby waives, to the extent permitted by Applicable Law, all right (i) to terminate or surrender this Master Lease (except as provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Master Lease in accordance with its terms and the Lessee hereby waives, to the extent permitted by Applicable Law, any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Master Lease. Notwithstanding any such statute or otherwise, the Lessee shall, to the extent permitted by Applicable Law, be bound by all of the terms and conditions contained in this Master Lease.

                                   ARTICLE VI

                                    SUBLEASES

         The Lessee may sublease the Property or any portion thereof to any Person; provided, however, that: (a) no sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Agent Lessor or the Lessors hereunder and the Lessee shall remain directly and primarily liable under this Master Lease as to the portion of the Property so sublet; (b) each sublease of the Property shall expressly be made subject to and subordinated to this Master Lease and to the rights of the Agent Lessor and the Lessors hereunder; (c) each sublease shall expressly provide for the surrender of the Property or portion thereof by the applicable sublessee at the election of the Administrative Agent or the Agent Lessor (as applicable) after the occurrence of a Lease Event of Default; and (d) each sublease shall expressly provide for termination on or prior to the Expiration Date or the Extended Expiration Date (if applicable) unless the Lessee elects to purchase the Property pursuant to Section 18.1.

                                   ARTICLE VII

                             LESSEE ACKNOWLEDGMENTS

         Section 7.1. Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE AGENT LESSOR WILL OWN AND HOLD TITLE TO THE PROPERTY, THE LESSEE IS SOLELY RESPONSIBLE FOR THE PROPERTY AND ANY ALTERATIONS OR MODIFICATIONS THERETO. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE ADMINISTRATIVE AGENT, THE AGENT LESSOR, ANY LESSOR OR ANY LENDER AND IN EACH CASE SUBJECT TO (A) THE EXISTING STATE OF TITLE (EXCLUDING LESSOR LIENS), (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF,
(C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE ACQUISITION DATE. NEITHER THE ADMINISTRATIVE AGENT, NOR THE AGENT LESSOR, NOR ANY LESSOR NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO SUCH LESSOR OR SUCH LENDER), VALUE, SUITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF EXCEPT WITH RESPECT TO ITS OR THEIR AUTHORITY TO ENTER INTO AND PERFORM THIS LEASE), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NEITHER THE ADMINISTRATIVE AGENT, NOR THE AGENT LESSOR, NOR ANY LESSOR NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER THAN FOR LESSOR LIENS ATTRIBUTABLE TO SUCH LESSOR OR SUCH LENDER) OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

         Section 7.2. Risk of Loss. During the Lease Term the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and neither Agent Lessor nor any Lessor shall in any event be answerable or accountable therefor.

                                  ARTICLE VIII

                       POSSESSION AND USE OF THE PROPERTY

         Section 8.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Lease Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Agent Lessor or the Lessors on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Agent Lessor or the Lessors in obtaining such credit or refund, shall be promptly paid over to the Lessee.

         Section 8.2. Use of the Property. The Lessee covenants that the Property will be used as a rolling mill facility. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Master Lease. Lessee shall not commit or permit any waste of the Property or any part thereof.

         Section 8.3. Compliance with Requirements of Laws and Insurance Requirements. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall (a) comply in all material respects with all Requirements of Law (including all Environmental
Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in the Property or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance repair, restoration and operation of the Property (except where the failure to comply pursuant to clause
(a) or to procure or maintain such licenses or other authorizations pursuant to clause (b) would not have a Material Adverse Effect).

         Section 8.4. Assignment by Lessee. The Lessee may not assign this Master Lease or any of its rights or obligations hereunder in whole or in part to any Person, except that the Lessee may sublease the Property or portion thereof as permitted under Article VI and the Lessee may assign this Master Lease to any other Restricted Subsidiary in connection with the assignment or transfer of all or substantially all of the assets owned by Lessee located at the Mill Facility to such Restricted Subsidiary.

                                   ARTICLE IX

                         MAINTENANCE AND REPAIR; RETURN

         The Lessee, at its sole cost and expense, shall maintain the Property in good condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements (except where the failure to comply would not have a Material Adverse Effect) or as otherwise reasonably determined by the Lessee to be necessary for the use and operation of the Property.

         Neither the Agent Lessor nor any Lessor shall under any circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with this Master Lease (other than for the initial Advance made in accordance with and pursuant to the terms of the Participation Agreement) or maintain the Property in any way. The Lessee waives any right to (i) require the Agent Lessor or any Lessor to maintain, repair, or rebuild all or any part of the Property or (ii) make repairs at the expense of the Agent Lessor or any Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Lease Term.

         The Lessee shall, upon the expiration or earlier termination of this Master Lease (other than as a result of the Lessee's purchase of the Property from the Lessors as provided herein), vacate and surrender the Property to the Agent Lessor in its then current "AS IS" condition, subject to the Lessee's obligations under Articles VIII, IX, X, XI, XIII, XIV and XX.

                                    ARTICLE X

                                  MODIFICATIONS

         During the Lease Term, the Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that:

                  (a) except for any Modification required to be made pursuant to a Requirement of Law (a "Required Modification"), no Modification shall be made if it would materially adversely affect the value or useful life of the Property or any part thereof from that which existed immediately prior to such Modification (assuming the Property was then in the condition required by this Master Lease);

                  (b) the Modification shall be done in a good and workmanlike manner;

                  (c) the Modification shall comply in all material respects with all Requirements of Law (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy;

                  (d) subject to the terms of Article XII relating to permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within sixty (60) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; and

                  (e) such Modifications shall comply with Article IX.

         All Modifications shall be subject to this Master Lease and title thereto shall immediately vest in the Agent Lessor; provided however, that Modifications that (x) are not Required Modifications, (y) were not financed by the Participants and (z) are removable without impairing the value or utility of the Property, shall be the property of the Lessee and shall not be subject to this Master Lease. So long as no Lease Event of Default has occurred and is continuing, the Lessee may place upon the Property any trade fixtures, machinery, equipment, inventory or other property belonging to the Lessee or third parties and may remove the same at any time during the Lease Term, subject, however, to the terms of Article IX; provided, however, that the Lessee shall keep and maintain at the Property and shall not remove any Property financed or otherwise paid for by any Participant pursuant to the Participation Agreement except in connection with the repair or replacement of the Property and the removal and replacement of any Property reasonably determined by Lessee to be obsolete.

                                   ARTICLE XI

                               NO LIENS; EASEMENTS

         Section 11.1. No Liens. (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly (and in any event within sixty (60) days after notice thereof is received by the Lessee from any Person) discharge at its sole cost and expense, any Lien (other than any Lessor Lien), defect, attachment, levy, title retention agreement or claim upon the Property or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Administrative Agent, the Agent Lessor or any Participant pursuant to the Loan Agreement or the other Operative Documents, other than (i) Permitted Property Liens, and (ii) Liens on machinery, equipment, general intangibles and other personal property not financed by the proceeds of the Loans or Lessor Amounts and not otherwise prohibited under any other Operative Document. The Company will not grant or permit to exist any Liens on any asset now or hereafter used in the operation of the Mill Facility if the loss or removal of the assets subject to such Liens would impair in any material respect the current value of the Property, taken as a whole, or its present utility and operating efficiency, taken as a whole.

         (b) Nothing contained in this Master Lease shall be construed as constituting the consent or request of the Agent Lessor, any Lessor, the Administrative Agent or any other Participant, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE ADMINISTRATIVE AGENT NOR THE AGENT LESSOR NOR ANY LESSOR NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE ADMINISTRATIVE AGENT, THE AGENT LESSOR, ANY LESSOR OR ANY LENDER IN AND TO THE PROPERTY.

         Section 11.2. Grants and Releases of Easements; Agent Lessor and Lessors' Waivers. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, IX and X and
Section 8.3, the Agent Lessor and each Lessor hereby consent in each instance to the following actions by the Lessee, in the name and stead of the Agent Lessor and the Lessors, but at the Lessee's sole cost and expense: (a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of the Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property; (c) if required by applicable Governmental Authority in connection with the construction, the dedication or transfer of unimproved portions of the Property for road, highway or other public purposes; (d) the execution of amendments to any covenants and restrictions affecting the Property; and (e) the execution or release of any similar agreements; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not materially impair the value or remaining useful life of the Property, (ii) such grant, release, dedication, transfer or amendment is, in the Lessee's judgment, reasonably necessary in connection with the use, maintenance, alteration or improvement of the Property, (iii) such grant, release, dedication, transfer or amendment will not cause the Property or any portion thereof to fail to comply with the provisions of this Master Lease or any other Operative Document or in any material respect with any Requirements of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements), (iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made, (v) the Lessee shall remain obligated under this Master Lease, and under any instrument executed by the Lessee consenting to the assignment of the Agent Lessor's and the Lessors' interests in this Master Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer or amendment had not been effected, and (vi) the Lessee shall pay and perform any obligations of the Agent Lessor and the Lessors under such grant, release, dedication, transfer or amendment. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Agent Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this Section 11.2, including landlord waivers with respect to any of the foregoing.

                                   ARTICLE XII

                               PERMITTED CONTESTS

         If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to the Property or for removal of a Lien shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee, and, with respect to Liens, Lessee shall have posted reasonable collateral therefor if requested by Agent Lessor, or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law or remove such Lien, but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Agent Lessor and the Administrative Agent, involve (A) any risk of criminal liability being imposed on any Lessor or any Lender or (B) any risk of (1) foreclosure, forfeiture or loss of the Property, or any material part thereof, or (2) the nonpayment of Rent or (C) any substantial risk of (1) the sale of, or the creation of, any Lien (other than a Permitted Property Lien or contested Lien) on any part of the Property, (2) civil liability being imposed on any Lender, any Lessor, or the Property, or (3) enjoinment of, or interference with, the use, possession or disposition of the Property in any material respect.

         Neither the Agent Lessor nor any Lessor will be required to join in any proceedings pursuant to this Section 12.1 unless a provision of any Applicable Law requires or, in the good faith opinion of the Lessee, it is advisable for the prosecution of such contest, that such proceedings be brought by or in the name of such party; and in that event such party will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) the Lessee has not elected the Remarketing Option, and (ii) the Lessee pays all related expenses and indemnifies such party with respect to such proceedings.

                                  ARTICLE XIII

                                    INSURANCE

         Section 13.1. Public Liability and Workers' Compensation Insurance. (a) During the Lease Term, the Lessee shall procure and carry, at the Lessee's sole cost and expense, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Property and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties, in all cases consistent with the requirements established under Section 10.1(b) of the Participation Agreement. The policy shall be endorsed to name the Agent Lessor, the

Administrative Agent and the Participants as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Agent Lessor, the Administrative Agent and the Participants may have in force.

         (b) The Lessee shall, in connection with the operation of the Property, comply with applicable workers' compensation laws.

         Section 13.2. Hazard and Other Insurance. During the Lease Term, the Lessee shall keep, or cause to be kept, the Property insured against loss or damage by fire, earthquake, windstorm, flood and other risks on terms and in amounts reasonably determined to be necessary in Lessee's prudent business judgment, giving due regard to the requirements established under Section l0.l(b) of the Participation Agreement. During the construction of any Material Modifications, the Lessee shall also maintain or cause to be maintained builders' risk insurance to the extent, and on terms and in amounts reasonably determined by the Lessee to be necessary giving due regard to the requirements established under Section l0.l(b) of the Participation Agreement. All insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto are (i) less than or equal $5,000,000 in the absence of the occurrence and continuance of an Event of Default, shall be adjusted by and paid (subject to the terms of Section 14.1 hereof) to the Lessee for application toward the reconstruction, repair or refurbishment of the Property, and (ii) greater than $5,000,000 shall be adjusted jointly by the Lessee and the Agent Lessor (unless an Event of Default has occurred and is continuing, in which case such proceeds shall be adjusted solely by the Agent Lessor) and held by the Agent Lessor for application in accordance with Article XIV.

         Section 13.3. Insurance Coverage. (a) The Lessee shall furnish the Agent Lessor and the Administrative Agent with certificates showing the insurance required under Sections 13.1 and 13.2 to be in effect and naming the Agent Lessor, the Administrative Agent and the Participants as additional insureds with respect to liability coverage (excluding worker's compensation insurance), naming the Agent Lessor, the Administrative Agent and the Lenders, the Lessors and the Lessee as their interests may appear with respect to casualty coverage and naming the Agent Lessor on behalf of the Lessors and the Administrative Agent on behalf of the Lenders as their interests may appear, each as loss payee with respect to casualty coverage and showing the mortgagee endorsement required by Section 13.3(c) with respect to such coverage. All such insurance shall be at the cost and expense of the Lessee. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Agent Lessor and the Administrative Agent in the event of cancellation of such insurance. In addition, the Lessee shall cause the Agent Lessor, the Administrative Agent and the Participants to be named as additional insureds under each liability policy maintained in connection with construction of any Improvements or Modifications.

         (b) The Lessee agrees that the insurance policy or policies required by
Section 13.1 shall include an appropriate clause providing that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Agent Lessor, the Administrative Agent, the Lessors and the Lenders and their respective rights under and interests in such policies shall not be invalidated or reduced by any act or omission (including breach of warranty) or negligence of the Lessee or any other Person having any interest in the Property other than the Lessors and the Lenders. The Lessee hereby waives any and all such rights against the Lessors and the Lenders to the extent of payments made under such policies.

         (c) All insurance policies required by Section 13.2 shall include a standard mortgagee endorsement in favor of the Agent Lessor, the Administrative Agent and the Participants.

         (d) Neither the Agent Lessor nor any of the Lessors shall carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIII except that Agent Lessor and any Lessor may, at such party's expense, carry separate liability insurance so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance such party may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy will not cause the Lessee's insurance required under this
Article XIII to be subject to a coinsurance exception of any kind.

         (e) The Lessee shall pay as they become due all premiums for the insurance required by Section 13.1 and Section 13.2, and shall renew or replace each policy prior to the expiration date thereof. Throughout the Lease Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Agent Lessor and the Administrative Agent certificates of insurance evidencing that all insurance required by this Article XIII is being maintained by the Lessee and is in effect.

                                   ARTICLE XIV

                CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS

         Section 14.1. Casualty and Condemnation. (a) Subject to the provisions of this Article XIV, if all or a portion of the Property is damaged or destroyed in whole or in part by a Casualty or if the use, access, occupancy, easement rights or title to the Property or any part thereof, is the subject of a Condemnation, then

                  (i) in the case of a Casualty that is not a Significant Casualty, any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee, or if received by the Agent Lessor or any other Lessor, shall be paid over to the Lessee for the reconstruction, refurbishment and repair of the Property, and if such Casualty is a Significant Casualty, any insurance proceeds payable with respect to such Casualty (except to the extent such insurance proceeds relate to interruption of or damage to the Lessee's business operations or loss of or damage to assets of the Lessee or others which is not Property) shall be paid to the Administrative Agent to be applied in the discretion of the Lessee (unless there has occurred and is continuing an Event of Default, in which case such insurance proceeds shall be applied in the discretion of the Agent Lessor and the Administrative Agent) to the restoration of the Property or toward the payment of the Lease Balance, unless the Lessee has elected to remedy the loss or damage resulting from the Significant Casualty in accordance with Section 15.1 and has satisfied all requirements thereof, in which case, all insurance proceeds shall be paid directly to the Lessee and

                  (ii) in the case of a Condemnation (that is not a Significant Condemnation) of any part of the Property, any award or compensation relating thereto shall be paid to the Lessee and in the case of a Significant Condemnation such award or compensation shall be paid to the Administrative Agent to be applied in the Lessee's discretion (unless there has occurred and is continuing an Event of Default, in which case such award or condemnation proceeds shall be applied in the discretion of the Agent Lessor and the Administrative Agent) to the restoration of the Property or toward the payment of the Lease Balance unless the Lessee has elected to remedy the loss or damage resulting from the Significant Condemnation in accordance with Section 15.1, and has satisfied all requirements thereto, in which case, all awards and compensation shall be paid directly to the Lessee;

provided, however, that, in each case, if a Lease Event of Default shall have occurred and be continuing, such award, compensation or insurance proceeds relating to the Property (excluding any award, compensation or insurance proceeds relating to interruption of or damage to the Lessee's business operations or loss of or damage to assets of the Lessee or others which is not Property) shall be paid directly to the Administrative Agent or, if received by the Lessee, shall be held in trust for the Lessors and the Lenders, and shall be paid by the Lessee to the Account to be distributed in accordance with the provisions of Article VII of the Participation Agreement. All amounts held by the Administrative Agent, the Agent Lessor or any Participant when a Lease Event of Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to the Lessors or the Lenders or turned over to the Lessors or the Lenders shall at the option of the Administrative Agent either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with clause (d) of this Section 14.1, or
(ii) applied to the purchase price of the Property on the Termination Date in accordance with Article XV.

         (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust, settle or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Agent Lessor shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Agent Lessor, the Administrative Agent, the Participants and the Lessee agree that this Master Lease shall control the rights of the parties in and to any such award, compensation or insurance payment.

         (c) If a Casualty shall occur or any party shall receive notice of an actual, pending or threatened Condemnation involving a Material impairment of the value of the Property or any interest therein, Lessee or such party, as the case may be, shall give notice thereof to the Agent Lessor, the Lessee and the Administrative Agent promptly after the occurrence of such Casualty or receipt of such notice.

         (d) If pursuant to this Section 14.1 and Section 15.1 hereof this Master Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Property, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Property in accordance with this clause
(d), the Lessee shall pay the shortfall except for any amount caused by the gross negligence or willful misconduct of Administrative Agent or Agent Lessor), promptly and diligently repair any damage to the Property caused by such Casualty or Condemnation in conformity with the requirements of Articles IX and X using the as-built Plans and Specifications for the Property (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Property and all applicable Requirements of Law and as modified as reasonably requested by the Lessee and reasonably consented to by the Agent Lessor, so long as such modifications do not materially impair the utility, operation, function or value so as to restore the Property to at least the same condition, operation, function and value as existed immediately prior to such Casualty or Condemnation (assuming the Property was then in the condition required by this Lease) with such Modification as the Lessee may elect in accordance with Section
10.1. In such event, title to the Property shall remain with the Agent Lessor subject to the terms of this Master Lease. Upon completion of such restoration, the Lessee shall furnish to the Agent Lessor and the Administrative Agent an architect's certificate of substantial completion and a Responsible Officer's Certificate confirming that such restoration has been completed pursuant to this Master Lease.

         (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XXI.

         Section 14.2. Environmental Matters. Promptly upon the Lessee's obtaining knowledge of the existence of an Environmental Violation which might reasonably Materially impair the value of the Property, the Lessee shall notify the Agent Lessor and the Administrative Agent in writing of such Environmental Violation. If the Environmental Violation would permit the Agent Lessor to terminate this Master Lease under Section 15.1 and the Agent Lessor elects not to terminate this Master Lease pursuant to Section 15.1, at Lessee's sole cost and expense, the Lessee shall, subject to the provisions of Article XII relating to permitted contests and Article XV and except for any matter caused by Administrative Agent's or Agent Lessor's gross negligence or wilfull misconduct, promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Section 8.3. The Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessors a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the

Environmental Violation has been remedied in compliance in all material respects with applicable Environmental Laws. Each such Environmental Violation shall be remedied prior to the Expiration Date unless the Property has been purchased by the Lessee in accordance with Sections 15.1, 18.1 or 18.2. Nothing in this
Article XIV shall reduce or limit the Lessee's obligations under Sections 13.1,
13.2 or 13.3 of the Participation Agreement.

                                   ARTICLE XV

                              TERMINATION OF LEASE

         Section 15.1. Termination upon Certain Events. If any of the following occurs with respect to the Property:

                  (i)   a Significant Condemnation occurs; or

                  (ii)  a Significant Casualty occurs; or

                  (iii) an Environmental Violation occurs or is discovered which will cost in excess of $5,000,000 to remedy;

and the Agent Lessor shall have given written notice (a "Termination Notice") to the Lessee that, as a consequence of such event, this Master Lease is to be terminated, then the Lessee may elect to either (a) remedy the loss or damage resulting from the Significant Condemnation, Significant Casualty or such Environmental Violation and restore the value of the Property and deliver to Agent Lessor cash collateral or a letter of credit reasonably acceptable to Agent Lessor from a bank reasonably acceptable to Agent Lessor in the amount reasonably estimated by Agent Lessor to be necessary to remedy the loss or damage resulting from the Significant Casualty, Significant Condemnation or such Environmental Violation and restore the value of the Property or (b) purchase the interest of the Agent Lessor in the Property on or prior to the later of ten
(10) Business Days after delivery of such notice or the next occurring Scheduled Payment Date by paying to the Administrative Agent an amount equal to the Lease Balance.

         Section 15.2. Termination Procedures. On the date of the payment by the Lessee of the Lease Balance in accordance with Section 15.1 (such date, the "Termination Date"), this Master Lease shall terminate and, concurrent with the Administrative Agent's receipt of such payment,

                  (a) the Agent Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense: (x) a special warranty deed (warranting as to Lessor Liens only) with respect to the Property, and (y) an assignment of the entire interest of the Agent Lessor and Lessors in the Property (which shall include an assignment of all of the right, title and interest of the Agent Lessor in and to any Net Proceeds with respect to the Property not previously received by the Agent Lessor), in each case in recordable form and otherwise in conformity with local custom and free and clear of any Lessor Liens attributable to the Lessors;

                  (b) the Property shall be conveyed to the Lessee (or to the Lessee's designee) "AS IS" and in its then present physical condition; and

                  (c) in the case of a termination pursuant to clause (i) or
         (ii) of Section 15.1, the Agent Lessor shall convey to the Lessee any Net Proceeds with respect to any Casualty or Condemnation relating to the Property received by the Agent Lessor and not previously paid to the Lessee or at the request of the Lessee, such amounts shall be applied against sums due hereunder.

                                   ARTICLE XVI

                                EVENTS OF DEFAULT

         Section 16.1. Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default":

                  (a) the Lessee shall fail to make payment of any Basic Rent upon the same becoming due and payable and such failure shall continue unremedied for a period of five (5) Business Days after Lessee's receipt of notice thereof from Administrative Agent or Agent Lessor; or the Lessee shall fail to make payment upon the same becoming due and payable of the Lease Balance, Purchase Option Price, Loan Balance or Lessor Balance, including, without limitation, amounts due pursuant to Sections 15.1, 15.2, 18.1, 18.2, 18.3 or 20.2 hereof; or

                  (b) the Lessee shall fail to make payment of any Supplemental Rent (other than as specified in clause (a) above) due and payable within five (5) Business Days after receipt of notice thereof from the Administrative Agent or the Agent Lessor; or

                  (c) the Lessee shall fail to maintain in effect insurance as required by Article XIII of this Master Lease; or

                  (d) the Lessee or the Guarantor shall fail to observe or perform in any material respect any term, covenant or condition applicable to it under Article XX of this Agreement; or

                  (e) the Lessee or the Guarantor shall fail to observe or perform in any material respect any term, covenant or condition applicable to it under any Operative Document to which it is party (other than those described in Section 16.1(a), (b), (c) or (d) hereof) and, in each such case, such failure shall have continued unremedied for thirty (30) days after written notice thereof has been given to the Lessee or the Guarantor by the Administrative Agent or Agent Lessor; or

                  (f) any representation or warranty made or deemed made by the Lessee or the Guarantor in any Operative Document to which it is a party or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with any Operative Document shall prove to have been incorrect, false or misleading in any material respect on or as of the date made or deemed made; or

                  (g) Default shall be made in the payment of the principal of or interest on any Indebtedness of the Guarantor or any Restricted Subsidiary (other than Indebtedness under the Operative Documents) in either case aggregating more than $20,000,000, as and when the same shall become due and payable by the lapse of time, by declaration, by call for redemption, by acceleration or otherwise, and such default shall continue beyond any period of grace or notice, if any, allowed with respect thereto; or

                  (h) Any event specified in any note, agreement, indenture or other document evidencing or relating to Indebtedness of the Guarantor or any Restricted Subsidiary shall occur if the effect of such event is to cause, or (with the giving of any notice) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, $50,000,000 or more of such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity and any applicable period of grace or notice has lapsed with respect to such default; provided that no such event shall constitute an Event of Default hereunder if and so long as the Guarantor or the indebted Restricted Subsidiary (as applicable) shall be contesting in good faith whether such event has occurred and the Guarantor and its Restricted Subsidiaries make no payments or concessions (whether in the form of collateral, increased interest or fees, more rapid amortization, more restrictive terms or otherwise) in consideration of a resolution of such contest; or

                  (i) Final judgment or judgments for the payment of money aggregating in excess of $10,000,000 is or are outstanding against the Guarantor or any Restricted Subsidiary or against any Company Property of either and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of ninety (90) days from the date of its entry; or

                  (j) Any Person or two or more Persons acting in concert shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or any successor regulation) of more than 50% of the voting stock of the Guarantor; or during any period of thirteen
         (13) consecutive calendar months (or, if shorter, the maximum period which would incorporate only one regularly scheduled annual meeting of the Guarantor), a majority of the Board of Directors of the Guarantor shall no longer be composed of individuals (i) who were members of said Board on the first day of such period, (ii) whose election or nomination to said Board was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of said Board or (iii) whose election or nomination to said Board was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of said Board; or

                  (k) A custodian, receiver, liquidator or trustee of the Guarantor or any Restricted Subsidiary, or of any of the Company Property of either, is appointed or takes possession and such appointment or possession remains uncontested or in effect for more than sixty (60) days; or the Guarantor or any Restricted Subsidiary generally fails to pay its debts as they become due or admits in writing its inability to pay its debts as they mature; or the Guarantor or any Restricted Subsidiary is adjudicated bankrupt or insolvent; or any of the material property of either is sequestered by court order and the order remains in effect for more than sixty (60) days; or a petition is filed against the Guarantor or any Restricted Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect, and is not stayed or dismissed within sixty (60) days after filing; or

                  (l) The Guarantor or any Restricted Subsidiary makes an assignment for the benefit of creditors or files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect; or consents to the filing of any petition against it under any such law; or consents to the appointment of or taking possession by a custodian, receiver, trustee or liquidator of the Guarantor, any Restricted Subsidiary, or any of the property of either.

         Section 16.2. Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter, the Agent Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following (and in such order) as the Agent Lessor in its sole discretion shall determine, without limiting any other right or remedy the Agent Lessor may have on account of such Lease Event of Default (including, without limitation, the obligation of the Lessee to purchase the Property as set forth in Section 18.3):

                  (a) The Agent Lessor may (i) declare the entire outstanding Lease Balance to be due and payable together with accrued unpaid Rent and any other amounts payable under the Operative Documents, and/or
         (ii) make demand upon the Guarantor;

                  (b) The Agent Lessor may, by notice to the Lessee, rescind or terminate this Master Lease as of the date specified in such notice; provided, however, no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Agent Lessor will be construed as an election on the Agent Lessor's part to terminate this Master Lease unless a written notice of such intention is given to the Lessee;

                  (c) The Agent Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Agent Lessor, return the Property promptly to the Agent Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VII and IX and Section 8.3 hereof as if the Property were being returned at the end of the Lease Term, and neither the Agent Lessor nor any Lessor shall be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith, and (ii) without prejudice to any other remedy which the Lessors may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession (to the exclusion of the Lessee) of the Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Property, by summary proceedings or otherwise, all without liability to the Agent Lessor for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise except to the extent any such damage is attributable to the gross negligence or willful misconduct of the Agent Lessor or its agents and, in addition to the other damages of the Lessors, the Lessee shall be responsible for all costs and expenses incurred by the Agent Lessor, the Administrative Agent, the Lessors and/or the Lenders in connection with any reletting, including, without limitation, reasonable brokers' fees and all costs of any alterations or repairs made by any such party;

                  (d) As more fully set forth in Section 16.4 hereof (and consistent with the intent of the parties as detailed in Article XXV hereof), the Agent Lessor may exercise all remedies available to a mortgagee under law or equity, as the Agent Lessor may determine;

                  (e) The Agent Lessor may, at its option, elect not to terminate this Master Lease and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due to the Agent Lessor (together with all reasonable costs of collection) and enforce the Lessee's obligations under this Master Lease as and when the same become due, or are to be performed, and at the option of the Agent Lessor, upon any abandonment of the Property by the Lessee, the Agent Lessor may elect not to terminate this Master Lease and may make the necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a term extending beyond the Lease Term of this Master Lease) and at such rental or rentals and upon such other terms and conditions as the Agent Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Agent Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in the manner provided in Section 7.6 of the Participation Agreement. If such rentals received from such reletting during any period are less than the Rent with respect to the Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Agent Lessor, to the Administrative Agent on the next Scheduled Payment Date;

                  (f) Unless the Property has been sold in its entirety, the Agent Lessor may, whether or not the Agent Lessor shall have exercised or shall thereafter at any time exercise any of its rights under clause
         (d) or (e) of this Section 16.2 with respect to the Property or any portion thereof, demand, by written notice to the Lessee specifying a date not earlier than twenty (20) days after the date of such notice, that the Lessee purchase, on the date specified in such notice, the Property in accordance with the provisions of Article XXI and Section 18.3;

                  (g) The Agent Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Agent Lessor's right to collect any such damages for any subsequent period(s), or the Agent Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term; or

                  (b) The Agent Lessor may retain and apply against the Lease Balance all sums which the Agent Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Master Lease.

         The Agent Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement shall prejudice or in any manner affect the Agent Lessor's right to realize upon or enforce any other security now or hereafter held by the Agent Lessor, it being agreed that the Agent Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Agent Lessor in such order and manner as the Agent Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Agent Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Agent Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Agent Lessor. In no event shall the Agent Lessor, in the exercise of the remedies provided in this instrument (including, without limitation, in connection with the assignment of rents to Agent Lessor, or the appointment of a receiver and the entry of such receiver onto all or any part of the Property), be deemed a "mortgagee in possession," and the Agent Lessor shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         If, pursuant to the exercise by the Agent Lessor of its remedies pursuant to this Section 16.2, the Lease Balance and all other amounts due and owing from the Lessee under this Master Lease and the other Operative Documents have been paid in full, then the Agent Lessor shall remit to the Lessee any excess amounts received by the Agent Lessor.

         To the extent the amount the Lessee may reasonably expect to receive from a sale of the Excluded Equipment and the amount the Lessors may reasonably expect to receive from a sale of the Property would be maximized if the same were sold jointly, the Lessee and Agent Lessor shall cooperate to develop a mutually acceptable program for the sale of all such assets but in no event shall either party be obligated to sell its assets for less than fair value as reasonably determined by it and in no event shall Agent Lessor be precluded from selling the Property at any time or the Lessee be precluded from selling the Excluded Equipment at any time.

         Section 16.3. Waiver of Certain Rights. (a) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale of the Property or any interest therein, (b) if this Master Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (i) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (ii) any right of redemption, re-entry or repossession;
(iii) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Agent Lessor with respect to the election of remedies; and (iv) any other rights which might otherwise limit or modify any of the Agent Lessor's rights or remedies under this Article XVI.

         Section 16.4. Deed of Trust Remedies. Without limiting any other remedies set forth in this Master Lease, and also, without limiting the generality of Article XXV hereof, the Trustee, for the benefit and at the direction of the Agent Lessor may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or (to the extent permitted by law) for the sale of the Property, or against the Lessee on a recourse basis for the Lease Balance, or for the specific performance of any covenant or agreement contained herein or in aid of the execution of any power granted herein, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Property, or for the enforcement of any other appropriate legal or equitable remedy. The Trustee and the Agent Lessor shall have all rights available to a deed of trust trustee or a beneficiary of a deed of trust under the laws of the State of Texas, including, without limitation, all rights granted a trustee or beneficiary under Chapter 51.002 - 51.006 et. seq. of the Texas Property Code (as amended, the "Deed of Trust Law"). In the event that any provisions of this Master Lease shall be inconsistent with the Deed of Trust Law, the provisions of the Deed of Trust Law shall take precedence over such provision of this Master Lease, but shall not invalidate or render unenforceable any other provision of this Master Lease that can be construed in a manner consistent with the Deed of Trust Law. If any provision of this Master Lease shall grant the Trustee or the Agent Lessor any rights or remedies upon default of the Lessee which are more limited than the rights that would otherwise be vested in the Agent Lessor under the Deed of Trust Law in the absence of such provision, the Trustee and the Agent Lessor shall be vested with the rights granted in the Deed of Trust Law to the full extent permitted by law.

                                  ARTICLE XVII

                          AGENT LESSOR'S RIGHT TO CURE

         Section 17.1. The Agent Lessor's Right to Cure the Lessee's Lease Defaults. The Agent Lessor, without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by
Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon the Property following the occurrence and during the continuance of a Lease Event of Default for such purpose and take all such action thereon as may be reasonably necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including reasonable fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Agent Lessor, shall be paid by the Lessee to the Agent Lessor as Supplemental Rent.

                                  ARTICLE XVIII

                               PURCHASE PROVISIONS

         Section 18.1. Purchase of the Property. Subject to the conditions contained herein, and without limitation of the Lessee's purchase obligation pursuant to Section 18.2 or 18.3, the Lessee shall have the irrevocable option on any Business Day to purchase all (but not less than all) of the Property at a price equal to the Lease Balance on the date of such purchase (the "Purchase Option Price"). The Lessee's exercise of its option pursuant to this Section
18.1 shall be subject to the following conditions:

                  (i) the Lessee shall have delivered a Purchase Notice to the Agent Lessor and the Administrative Agent not less than five (5) days prior to such purchase, specifying the date of such purchase;

                  (ii) no Lease Event of Default shall have occurred and then be continuing; and

                  (iii) the Lessee shall not have delivered (or, if delivered, shall have rescinded) a written notice of the Lessee's exercise of the Remarketing Option pursuant to Section 20.1(a).

         If the Lessee exercises its option pursuant to this Section 18.1 then, upon the Administrative Agent's receipt of all amounts due in connection therewith, the Agent Lessor shall transfer to the Lessee or its designees all of the Agent Lessor's and the Lessors' right, title and interest in and to the Property in accordance with the procedures set forth in Section 21.1(a), such transfer to be effective as of the date specified in the Purchase Notice. The Lessee may designate, in a notice given to the Agent Lessor and the Administrative Agent not less than five (5) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause either the Lessee or the Guarantor to be released, fully or partially, from any of their respective obligations under this Master Lease or the Guaranty, including, without limitation, the obligation to pay to the Agent Lessor the Lease Balance on the date specified in the Purchase Notice.

         Section 18.2. Expiration Date Purchase Obligation. Unless (a) the Lessee shall have properly exercised its option pursuant to Section 18.1 and purchased the Property pursuant thereto, or (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the requirements of Article XX, then, subject to the terms, conditions and provisions set forth in this Article, and in accordance with the terms of
Section 21.1(a), the Lessee (or its designee) shall purchase from the Agent Lessor, and the Agent Lessor shall convey to the Lessee (or its designee), on the Expiration Date (giving effect to any extensions thereof in connection with the extension of the Expiration Date and the provisions of Article XIX hereof) all of the interest of the Agent Lessor and the Lessors in the Property for an amount equal to the Lease Balance. The Lessee may designate, in a notice given to the Agent Lessor and the Administrative Agent not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause either the Lessee or the Guarantor to be released, fully or partially, from any of its obligations under this Master Lease or the Guaranty, including, without limitation, the obligation to pay the Agent Lessor the Lease Balance on the Expiration Date.

         Section 18.3. Acceleration of Purchase Obligation. The Lessee shall be obligated to purchase for an amount equal to the Lease Balance all of the interest of the Agent Lessor and the Lessors in the Property (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 18.1) automatically and without notice upon the occurrence of any Lease Event of Default described in clause (l) of Section 16.1. Any purchase under this Section
18.3 shall be in accordance with the procedures set forth in Section 21.1(a).

                                   ARTICLE XIX

                          EXTENSION OF EXPIRATION DATE

         The Lessee may extend the Expiration Date subject to, and in accordance with, the terms and conditions of Section 11.1 of the Participation Agreement.

                                   ARTICLE XX

                               REMARKETING OPTION

         Section 20.1. Option to Remarket. Subject to the fulfillment of each of the conditions set forth in this Section 20.1, the Lessee shall have the option (the "Remarketing Option") to remarket and complete the sale of the Property for the Agent Lessor.

         The Lessee's effective exercise and consummation of the Remarketing Option shall be subject to the due and timely fulfillment of each of the following provisions as of the dates set forth below. Failure by the Lessee to timely satisfy in any material respect any of the following provisions of this
Section 20.1, or any of the provisions of Section 20.2, shall be deemed to be an election by the Lessee, without further act thereby, of its Purchase Option for the Property and any previous election of the Remarketing Option shall automatically terminate.

         (a) Unless a longer period is called for pursuant to any Requirement of Law, on any date between 365 days and 180 days prior to the Expiration Date, the Lessee shall give to the Agent Lessor and the Administrative Agent written notice of the Lessee's exercise of the Remarketing Option, which exercise shall be irrevocable by the Lessee.

         (b) Not later than ninety (90) days prior to the Expiration Date, the Lessee shall deliver to the Agent Lessor an Environmental Audit for the Property. Such Environmental Audit shall be prepared by an environmental consultant selected by the Agent Lessor and reasonably acceptable to the Lessee and shall contain conclusions indicating that the consultant found no Environmental Violations at the Property. If any such Environmental Audit indicates any exceptions calling for a Phase Two environmental assessment, the Lessee shall have also delivered prior to the Expiration Date a Phase Two environmental assessment by such environmental consultant and a written statement by such environmental consultant indicating that all such exceptions have been remedied in compliance in all material respects with Applicable Law or shall have delivered to Agent Lessor cash collateral or a letter of credit reasonably acceptable to Agent Lessor from a bank reasonably acceptable to Agent Lessor in the amount reasonably estimated by Agent Lessor to be necessary to remedy such exceptions.

         (c) On the date of the Lessee's notice to the Agent Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and, thereafter, no Lease Event of Default or Lease Default shall occur.

         (d) [Intentionally Omitted.]

         (e) The Lessee shall have completed in all material respects all Modifications, restoration and rebuilding of the Property pursuant to Sections
10.1 and 14.1 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to such Sections, in each case prior to the date on which the Agent Lessor receives the Lessee's notice of the Lessee's intention to exercise the Remarketing Option

(time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid to the extent due the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 12.l from complying with any Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the Expiration Date unless the Lessee shall have provided for adequate bond to secure any required payments. Any Permitted Property Liens (other than Lessor Liens) on the Property that were contested by the Lessee shall have been removed on or prior to the Expiration Date and the Agent Lessor shall have received evidence satisfactory to it that all Liens (other than Lessor Liens and uncontested Permitted Property Liens of the type described in clauses (i), (vii), (viii) and (x) of the definition thereof) have been removed. The Property shall be in good operating condition, ordinary wear and tear excepted.

         Section 20.2. Procedures During Remarketing. (a) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Agent Lessor, use its commercial best efforts to sell the interest of the Agent Lessor in the Property and will attempt to obtain the highest purchase price therefor and for not less than the Fair Market Sales Value. The Lessee will be responsible for hiring brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon reasonable request permit during normal business hours inspection of the Property and any maintenance records relating to the Property by the Agent Lessor, any Participant and any potential purchasers, and the Lessee and the Lessee shall otherwise do all things necessary to sell and deliver possession of the Property to any purchaser. All such marketing of the Property shall be at the Lessee's sole expense.

         (b) The Lessee shall use commercial best efforts to procure written bids from one or more bona fide prospective purchasers. No such purchaser shall be the Lessee, the Guarantor or any Affiliate thereof. The written offer must specify the Expiration Date as the closing date. The Agent Lessor and each Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale which action does not materially impair Lessee's efforts.

         (c) The Lessee shall submit all bids to the Agent Lessor promptly upon receipt, and the Agent Lessor and each Lessor will have the right to submit any one or more bids. Any sale by the Lessee shall be for the highest cash bid submitted to the Agent Lessor or any bid that exceeds the Lease Balance and is approved by Lessee. The determination of the highest bid shall be made by the Agent Lessor prior to the end of the Marketing Period, but in any event, the Agent Lessor shall have no obligation to approve any bid for the Property unless the highest bid for the Property equals or exceeds the Lease Balance. All bids shall be on an all-cash basis.

         (d) In connection with any such sale of the Property, the Lessee shall, on or before the Expiration Date, and at its own cost, transfer possession of the Property to the purchaser thereof by surrendering the same into the possession of such purchaser free and clear of all Liens other than Lessor Liens and such other Permitted Liens as may be agreed to with the

Purchaser, in good operating condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted (or in such condition as the purchaser is willing to accept), and in compliance in all material respects with all Applicable Law and the provisions of this Master Lease. The Lessee will provide to the purchaser all customary "seller's" indemnities if necessary to effectuate the sale (including, without limitation, a reasonable and customary environmental indemnity to the extent the same are required by the purchaser) and representations and warranties regarding title, absence of Liens (except Lessor Liens and any negotiated "permitted liens") and the condition of the Property by the Lessee. The Lessee shall have obtained, at its cost and expense (or as may otherwise be agreed to with the Purchaser), all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property by the Lessee. The Lessee shall, on and within a reasonable time before and after the Expiration Date, cooperate with the Agent Lessor and the purchaser of the Property in order to facilitate the ownership and operation by such purchaser of the Property after the Expiration Date, which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date, or as soon thereafter as is reasonably practicable: providing all books, records data and technical information regarding the maintenance and operation of the Property; providing a current copy of the Plans and Specifications, granting or assigning all licenses to the extent necessary for the operation and maintenance of the Property and cooperating in seeking and obtaining all necessary Governmental Action; provided that Lessee shall not be required to transfer or reveal any proprietary information, license or intellectual property right. As to the Lessors, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Agent Lessor or any other Lessor other than the absence of Lessor Liens attributable to such Lessor. Any agreement as to such sale shall be made subject to the rights of the Lessors hereunder.

         (e) The Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Property customarily paid by a seller, whether incurred by the Lessors or the Lessee, including, without limitation, to the extent customarily paid by a seller the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the reasonable attorneys' fees of the Lessors, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

         (f) The Lessee shall pay to the Administrative Agent on the earlier of 90 days after the notice delivered pursuant to Section 20.1(a) hereof or the Expiration Date (or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Loan Balance plus all accrued and unpaid Rent (including Supplemental Rent, if any) and all other amounts hereunder which have accrued or will accrue prior to or as of the date of payment, in the type of funds specified in Section 3.4 hereof.

         (g) The Lessee shall pay to the Administrative Agent on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to Section
13.2 of the Participation Agreement.

         (h) The sale of the Property shall be consummated on or before the Expiration Date and the gross proceeds (the "Gross Remarketing Proceeds") of the sale of the Property (less any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Administrative Agent; provided, however, that if the sum of (x) the Gross Remarketing Proceeds from such sale plus (y) the Loan Balance received by the Administrative Agent pursuant to
Section 20.2(f) exceeds the Lease Balance as of such date, then the excess shall promptly be paid to the Lessee.

         (i) Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Agent Lessor or any Participant in connection with any proposed sale of the Property.

         (j) During the Marketing Period, the obligation of the Lessee to pay Rent with respect to the Property (including the installment of Rent due on the Expiration Date) shall continue undiminished until payment in full of the Lease Balance and all other amounts due to the Participants under the Operative Documents.

         Section 20.3. Remedies for Failed Remarketing. If the Lessee effectively elects the Remarketing Option and each of the conditions and requirements in Sections 20.1 and 20.2 shall have been satisfied, but nevertheless the Lessee is unable to obtain bids reasonably satisfactory to the Lessors, and the sale of the Property is not consummated prior to the end of the Marketing Period, the Agent Lessor shall by written notice to the Lessee choose one or both of the following remedies:

                  (a) Continue Remarketing Efforts. At the request of the Agent Lessor, the Lessee shall continue to market the Property on behalf of the Agent Lessor for up to an additional six (6) months and at the sole cost and expense of Lessee, and during such extended marketing period continue to comply with the requirements of Articles IX, X, XI, XIII, XIV and XX (to the extent relevant) at Lessee's sole cost and expense. The Agent Lessor shall by written notice to the Lessee indicate the duration of such extended marketing period (the last day of such period, the "Extended Expiration Date"), and the Agent Lessor shall have the option to accelerate or shorten such Extended Expiration Date at any time by prior written notice to Lessee. If, at the end of the Extended Expiration Date, the Lessee is still unable to obtain bids satisfactory to the Lessors, and the sale of the Property is not consummated prior to the end of the Extended Expiration Date, then the provisions of Section 20.3(b) hereof shall apply.

                  (b) Return. Demand that the Property be returned to the Agent Lessor, whereupon the Lessee shall do each of the following at its own cost and expense:

                           (i) execute and deliver to the Agent Lessor and the
                  Agent Lessor's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens of the type described in clause (i), (vii), (viii) or (x) of the definition thereof), and shall execute and deliver to the Agent Lessor and the other Lessors a statement of termination of this Master Lease;

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



                           (ii) transfer possession of the Property to the Agent Lessor or any Person designated by the Agent Lessor, by surrendering the same into the possession of the Agent Lessor or such Person, as the case may be, in the condition required by this Master Lease and in compliance in all Material respects with Applicable Law; and

                           (iii) cooperate fully with the Agent Lessor, the
                  other Lessors and/or any Person designated by the Agent Lessor to receive the Property which cooperation shall include: if Agent Lessor is unable to obtain a commercially reasonable operator of the Property, upon requested by the Agent Lessor, the Lessee hereby agrees to enter into an operating agreement and in connection therewith to serve as the operator of the Property; such agreement to be on market terms established in good faith and reasonably acceptable to the Agent Lessor and Lessee, providing copies of all books, records, data and technical information regarding the maintenance and operation of the Property, providing a current copy of the Plans and Specifications, to the extent permitted by any Requirement of Law, granting or assigning all assignable licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action; provided that Lessee shall not be required to transfer or reveal any proprietary information, license or intellectual property right. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease.

         Section 20.4. No Sale of Property. If the Lessee effectively elects the Remarketing Option and each of the conditions and requirements in Sections 20.1 and 20.2 shall have been satisfied, but nevertheless the Lessee is unable to obtain a bid acceptable hereunder during the Remarketing Period or any extension thereof pursuant to Section 20.3(a) and the Property is not sold (due either to the Agent Lessor's rejection of any bids or the failure to obtain any bids), there shall not be deemed to be a Lease Event of Default by virtue of such failure to sell the Property and the Lessee shall only be obligated to make the payments referred to in Sections 3.4, 20.2(e), (f) and (g) hereof.

                                   ARTICLE XXI

             PROCEDURES RELATING TO PURCHASE OR REMARKETING OPTIONS

         Section 21.1. Provisions Relating to the Exercise of Purchase Option or Obligation and Conveyance upon Remarketing; Conveyance upon Certain Other Events. (a) In connection with any termination of this Master Lease pursuant to the terms of Article XV, in connection with the Lessee's purchase of the Property in accordance with Section 18.1 or in connection with the Lessee's Expiration Date Purchase Obligation or obligations under Section 16.2(f) or 18.3, then, upon the date on which this Master Lease is to terminate and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2(f), 18.1, 18.2 or 18.3, as applicable:

                  (i) the Agent Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense and in form reasonably acceptable to Lessee: (x) a special warranty deed (warranting as to Lessor Liens only) with respect to the Property with a covenant against grantor's acts, and (y) an assignment of the entire interest of the Agent Lessor in the Property (which shall include an assignment of all of the right, title and interest of the Agent Lessor and the Lessors in and to any Net Proceeds with respect to the Property not previously received by the Agent Lessor and an assignment of leases of the Property), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Lessor Mortgage and any Lessor Liens;

                  (ii) the Property shall be conveyed to the Lessee (or its designee) "AS IS" and in its then present physical condition; and

                  (iii) the Agent Lessor shall execute and deliver to Lessee (or its designee) and the Lessee's title insurance company an affidavit as to the Agent Lessor's title and Lessor Liens attributable to it and shall execute and deliver to the Lessee a statement of termination of this Master Lease.

         (b) If the Lessee exercises the Remarketing Option pursuant to Article XX and a satisfactory purchaser is obtained, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of the Property to the independent purchaser thereof, by surrendering the same into the possession of such purchaser free and clear of all Liens other than Lessor Liens and the lien of the Lessor Mortgage (except as otherwise agreed to by Lessee with the purchaser), in good condition (as modified by Modifications permitted by this Master Lease), ordinary wear and tear excepted (except as otherwise agreed to by Lessee with the purchaser), and in compliance in all material respects with Applicable Law. The Lessee shall reasonably cooperate with the Agent Lessor, the other Lessors and the independent purchaser of the Property in order to facilitate the purchase by such purchaser of the Property, which cooperation shall include the following, all of which the Lessee shall do (or cause to be done) on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing copies of all books, records, data and technical information regarding the maintenance and operation of the Property; providing a current copy of the Plans and Specifications; to the extent permitted by any Requirement of Law, granting or assigning all licenses necessary for the operation and maintenance of the Property; and cooperating in seeking and obtaining all necessary Governmental Action; provided that Lessee shall not be required to transfer or reveal any proprietary information, license or intellectual property right. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Master Lease. The Lessors agree to cooperate and execute such documents as are necessary to facilitate the foregoing.

                                  ARTICLE XXII

                              ESTOPPEL CERTIFICATES

         Section 22.1. Estoppel Certificates. At any time and from time to time upon not less than ten (10) Business Days' prior request by the Agent Lessor or of the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party a certificate signed by a Responsible Officer certifying that this Master Lease is in full force and effect (or that this Master Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder and, if so, the nature of such alleged default; and such other matters under this Master Lease as the Requesting Party may reasonably request.

         Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                  ARTICLE XXIII

                             ACCEPTANCE OF SURRENDER

         No surrender to the Agent Lessor or any Lessor of this Master Lease or of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Agent Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Administrative Agent, and no act by the Agent Lessor or any Lessor or any Lender or any representative or agent of any Lessor or any Lender, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXIV

                               NO MERGER OF TITLE

         There shall be no merger of this Master Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Master Lease or the leasehold estate created hereby or any interest in this Master Lease or such leasehold estate, (b) the fee estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in any Lessor.

                                   ARTICLE XXV

                              INTENT OF THE PARTIES

         Section 25.1. Ownership of the Property. (a) The parties hereto intend that (i) for financial accounting purposes with respect to the Lessee, the Agent Lessor will be treated as the owner and lessor of an undivided interest in the Property and the Lessee will be treated as the lessee of the Property and (ii) for all other purposes, including federal and all state and local income tax purposes, state real estate and commercial law and bankruptcy purposes, (A) this Master Lease will be treated as a financing arrangement, (B) the Lessors and the Lenders will be deemed lenders making loans to the Lessee in an amount equal to the sum of the Lessor Amounts and the outstanding principal amount of the Loans, which loans are secured by the Property and (C) the Lessee will be treated as the owner of the Property and will be entitled to all tax benefits ordinarily available to an owner of properties like the Property for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that none of the Administrative Agent, the Agent Lessor, the Arranger or any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The parties hereto will not take any position inconsistent with the intentions expressed herein.

         (b) It is the intent of the parties hereto that this Master Lease grants a security interest and deed of trust lien, as the case may be, on the Property to and for the benefit of the Agent Lessor for the benefit of the Lessors and the other Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

         Section 25.2. Liens and Security Interests. (a) Specifically, without limiting the generality of Section 25.1, the Agent Lessor and the Lessee intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, any Lessor, any Lender or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made by the Lenders and the Lessors as unrelated third party lenders to the Lessee secured by the Property (it being understood that the Lessee has GRANTED, BARGAINED, SOLD, CONVEYED and CONFIRMED, and hereby GRANTS, BARGAINS, SELLS, CONVEYS and CONFIRMS, and grants a security interest in the Property (consisting of a security agreement with respect to that portion of the Property constituting personal property and deed of trust with respect to that portion of the Property constituting a leasehold and real property) IN TRUST all with POWER OF SALE to the Trustee and its successors and assigns in trust for the use and benefit of the Agent Lessor (for the benefit of the Lessors and the Lenders) to secure all Lessor Amounts and Loans advanced by the Participants for the acquisition of the Property in an original principal amount of $96,957,507.26 and maturing on November 24, 2002, together with Yield or interest, as applicable, thereon, and all other amounts payable under the Operative Documents in connection therewith, effective on the date hereof).

         (b) Specifically, but without limiting the generality of Section 25.1, the Agent Lessor and the Lessee further intend and agree that, for the purpose of securing the Obligation of the Lessee for the repayment of the above-described loans from the Lessors and the Lenders to the Lessee and to further secure the Lessee's Obligations, (i) this Master Lease shall also be deemed to be a security agreement and financing statement within the meaning of
Article 9 of the Uniform Commercial Code and a real property deed of trust; (ii) the conveyance provided for hereby and in Article II of this Master Lease shall be deemed to be a grant by the Lessee to the Trustee and its successors and assigns in trust for the use and benefit of the Agent Lessor (for the benefit of the Lessors and the Lenders) of a mortgage lien and security interest in all of the right, title and interest of the Lessee in and to the Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property (it being understood that the Lessee hereby mortgages and warrants and grants a security interest in the Property to the Trustee and its successors and assigns in trust for the use and benefit of the Agent Lessor for the benefit of the Lessors and the Lenders to secure all Loans and Lessor Amounts advanced by the Participants for the acquisition of the Property, together with Yield or interest thereon, and all other amounts payable under the Operative Documents in connection therewith);
(iii) the possession by the Agent Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under any Requirement of Law. The Agent Lessor and the Lessee shall, to the extent consistent with this Master Lease, take such actions and execute, deliver, file and record such other documents, financing statements and mortgages as may be necessary to ensure that, if the Lease was deemed to create a security interest in the Property in accordance with this Section 25.2, such security interest would be deemed to be a perfected security interest (subject only to Permitted Property Liens) and will be maintained as such throughout the Lease Term.

         (c) Specifically, but without limiting the foregoing or the generality of Section 25.1, Lessee hereby grants, bargains, sells, warrants, conveys, aliens, remises, releases, assigns, sets over and confirms to the Trustee and its successors and assigns in trust for the use and benefit of the Agent Lessor all of Lessee's right, title, and interest in and to the following (collectively, the "Mortgaged Property"): (i) the Property (as described in
Schedule II attached hereto) and Appurtenant Rights relating thereto and all proceeds, both cash and noncash thereof; (ii) all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights, minerals, flowers, shrubs, crops, trees, timber and other emblements, and all estates, rights, titles, interests, tenements, hereditaments and appurtenances, reversions and remainders whatsoever, in any way belonging, relating or appertaining to the Property or any part thereof, whether now owned or hereafter acquired by Lessee; (iii) all right, title and interest of Lessee in any and all leases, rental agreements and arrangements of any sort now or hereafter affecting the Property or any portion thereof and providing for or resulting in the payment of money to Lessee for the use of the Property or any portion thereof, whether the user enjoys the Property or any portion thereof as tenant for years, licensee, tenant at sufferance or otherwise, and irrespective of whether such leases, rental agreements and arrangements be oral or written, and including any and all extensions, renewals and modifications thereof (the "Subject Leases") and guaranties of the performance or obligations of any tenants or lessees thereunder, together with all income, rents, issues, profits and revenues from the Subject Leases (including all tenant security deposits and all other tenant deposits, whether held by Lessee or in a trust account, and all other deposits and escrow funds relating to any Subject Leases), and all the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Lessee of, in and to the same; provided, however, that although this Master Lease contains (and it is hereby agreed that this Master Lease contains) a present, current, unconditional and absolute assignment of all of said income, rents, issues, profits and revenues, Lessee shall collect and apply such rental payments and revenues as provided in the Lease and the other Operative Documents; (iv) all right, title and interest of Lessee in, to and under all franchise agreements, management contracts, consents, authorizations, certificates and other rights of every kind and character of any Governmental Authority affecting the Property, to the extent the same are transferable, service contracts, utility contracts, leases of equipment, documents and agreements relating to the construction of any Improvements (including any and all construction contracts, architectural contracts, engineering contracts, designs, plans, specifications, drawings, surveys, tests, reports, bonds and governmental approvals) and all other contracts, licenses and permits now or hereafter affecting the Property or any part thereof and all guaranties and warranties with respect to any of the foregoing (the "Subject Contracts"); (v) all right, title and interest of Lessee in any insurance policies or binders now or hereafter relating to the Property, including any unearned premiums thereon, as further provided in this Master Lease; (vi) all right, title and interest of Lessee in any and all awards, payments, proceeds and the right to receive the same, either before or after any foreclosure hereunder, as a result of any temporary or permanent injury or damage to, taking of or decrease in the value of the Property by reason of casualty, condemnation or otherwise as further provided in this Master Lease;
(vii) all right, title and interest of Lessee in all utility, escrow and all other deposits (and all letters of credit, certificates of deposit, negotiable instruments and other rights and evidence of rights to cash) now or hereafter relating to the Property or the purchase, construction or operation thereof;
(viii) all claims and causes of action arising from or otherwise related to any of the foregoing, and all rights and judgments related to any legal actions in connection with such claims or causes of action; and (ix) all Modifications (except as set forth in Article X hereof), extensions, additions, improvements, betterments, renewals and replacements, substitutions, or proceeds of any of the foregoing acquired with proceeds of any of the property described hereinabove; all of which foregoing items are hereby declared and shall be deemed to be a portion of the security for the indebtedness and Obligations herein described, a portion of the above described collateral being located upon the Land; provided that the Excluded Equipment described on Schedule III hereto are not subject to this Master Lease.

         (d) Power of Sale. Without limiting any other remedies set forth herein, in the event that a court of competent jurisdiction rules that this Master Lease constitutes a mortgage, deed of trust or other secured financing with respect to the Property as is the intent of the parties pursuant to Article XXV hereof, then the Agent Lessor and the Lessee agree that (i) the Lessee hereby grants to the Trustee and its successor and assigns in trust for the use and benefit of the Agent Lessor (for the benefit of the Lessors and the Lenders) a Lien against the Property (including the leasehold estate therein) WITH POWER OF SALE to the extent permitted by law, and that, upon the occurrence and during the continuance of any Lease Event of Default, the Trustee may, and is hereby irrevocably empowered to, with or without entry, and to the extent permitted by applicable law, sell or cause the sale of the Property or any part or parts thereof at one or more public auctions as an entirety or in parcels as the Trustee may elect free from any equity of redemption for cash, on credit, or for other property, for immediate or future delivery, and on such terms as the Trustee shall deem advantageous and proper, such sale or sales to be made in such manner and upon such notice and advertisement as may be required by applicable law, or in the absence of any such requirements, as the Trustee may deem appropriate, and to make conveyance to the purchase or purchasers.

WAIVER: THE LESSEE ACKNOWLEDGES AND AGREES THAT IF IT DEFAULTS, A NON-JUDICIAL FORECLOSURE SALE OF THE PROPERTY, IF PERMITTED BY APPLICABLE LAW, MAY BE CONDUCTED WITHOUT A HEARING OF ANY KIND AND WITHOUT NOTICE BEYOND THE PUBLICATION AND POSTING OF THE NOTICE OF SALE AS REQUIRED BY LAW. THE LESSEE HEREBY WAIVES TO THE EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHTS IT MAY HAVE TO ANY SUCH HEARING AND NOTICE.

         Without limiting the generality of the foregoing, the Agent Lessor (or, to the extent required by law, the Trustee) may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, direct the Trustee to enforce its trust and to sell the Property, as an entirety or in parcels, by one sale or by several sales, held at one time or at different times, all as the Trustee acting may elect, each sale to be held at the location within the county courthouse designated for the holding of non-judicial foreclosure sales by the Commissioners Court of any county in which a part of the Property constituting real property to be sold is situated (or if no area has been so designated, then in an area within said courthouse described in the notice referred to below in this section and to be made on the first Tuesday of some month between the hours of 10:00 A.M. and 4:00 P.M. to the highest bidder for cash at public venue, after the Trustee (or a person or persons selected by the Trustee) and Agent Lessor shall have given notices of the proposed sale in the manner hereinafter set forth, and to make due conveyance to the purchaser or purchasers, with special warranty of title or no warranty of title to such purchaser or purchasers binding upon the Lessee and its heirs, executors, administrators, and successors. Such sale must begin at the time stated in the notice referred to below in this section or not later than three hours after that time. The Lessee, for itself, its heirs and assigns, and for anyone who may claim by, through or under the Lessee, hereby expressly and specifically waives all rights to a marshaling of the assets of the Lessee, including the Property, or to a sale in inverse order of alienation.

     The Trustee (or a person or persons selected by the Trustee) shall give notice of each such proposed sale by posting written notice of the time, place, and terms of sale at the courthouse door, and by filing a copy of such written notice in the office of the county clerk, of the county in which the sale is to be made at least twenty-one (21) days preceding the date of the sale. In addition to the foregoing notice or notices to be posted and filed by the Trustee (or a person or persons selected by the Trustee), the Agent Lessor shall, at least twenty-one (21) days preceding the date of sale, serve or cause to be served written notice of the proposed sale by certified mail on each debtor obligated to pay such indebtedness according to the records of the Agent Lessor. The service of such notice shall be completed five (5) days after the deposit of the notice, enclosed in a postpaid wrapper, properly addressed to each such debtor at the most recent address (which shall be within the United States of America) as shown by the records of the Agent Lessor, in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service. In this respect and to the full extent it may legally do so, the Lessee also expressly covenants, stipulates, and agrees that: (i) the address of the Lessee set out in Section 26.4 hereof shall be deemed and considered conclusively to be and remain at all times the most recent address of all debtors obligated to pay such indebtedness as shown by the records of the Agent Lessor, provided that such address may be changed to some other address within the United States of America from time to time only by express written notice of change thereof signed by the Lessee and actually delivered to and received by the Agent Lessor and setting forth a new address which shall be within the United States of America and which shall be deemed and considered conclusively to be and remain at all times thereafter the recent address of the Lessee as shown by the records of the Agent Lessor until changed in the manner herein provided, (ii) the records of the Agent Lessor shall not be deemed to reflect any change in the name or identity of the Lessee (to whom notice of a proposed sale shall be required to be mailed as provided for above) unless and until express written notice of such change signed by the Lessee shall have been actually delivered to and received by the Agent Lessor, and (iii) no notice of such sale or sales other than the notices hereinabove provided shall be required to be given to the Lessee (or anyone who may claim by, through or under the Lessee) or any other persons and any other notice (including, without limitation, any notice of acceleration of, or intent to accelerate, the unpaid balance of the Notes and Certificates) is expressly waived.

     The provisions of this section with respect to posting, serving, filing, and giving notices of sale are intended to comply with the provisions of section
51.002 of the Property Code of the State of Texas (such section 51.002 being referred to as the "Subject Statute"). In the event the requirement for any notice, or the posting, serving, filing, or giving thereof, under the Subject Statute shall be eliminated or the prescribed manner of posting, serving, filing, or giving same is modified by future amendment to the Subject Statute, the requirement for such particular notice shall be stricken from, or the manner of posting, serving, filing, or giving any notice hereunder modified in, this Master Lease in conformity with such amendment. The manner herein prescribed for posting, serving, filing, or giving any notice, other than that to be posted and filed or caused to be posted or filed by the Trustee, shall not be deemed exclusive but such notice or notices may be posted, served, filed, or given in any other manner which may be permitted by applicable law. Further, in relation to this Master Lease and the exercise of any power of sale by the Trustee hereunder, if the Subject Statute shall be amended or modified to require any other notice or the posting, filing, serving, or giving thereof or any statute hereafter enacted shall require any other notice or the posting, filing, serving, or giving thereof, the Trustee or the person selected by him is hereby authorized and empowered by the Lessee to give such notice or make such posting, filing, serving, or giving thereof; provided, however, the Lessee waives such other notice or the posting, filing, serving, or giving thereof to the full extent the Lessee may lawfully so do. Any provisions of this paragraph, or any amendments to or modifications of the Subject Statute to the contrary notwithstanding, the time periods provided for in the immediately preceding paragraph in respect of which the notices provided for in said paragraph are to be given shall not be shortened or eliminated as a result of any such amendment or modification.

         In addition to any other remedies granted in this Master Lease to the Agent Lessor or the Trustee (including specifically, but not limited to, the right to proceed against all the Property in accordance with the rights and remedies in respect to those portions of the Property which are real property pursuant to section 9.501(d) of the Uniform Commercial Code), the Agent Lessor may proceed under the Uniform Commercial Code as to all or any part of the personal property (tangible or intangible) and fixtures included with the Property (such portion of the Property being referred to herein as the "Personalty") and shall have and may exercise with respect to the Personalty all the rights, remedies, and powers of a secured party under the Uniform Commercial Code, including, without limitation, the right and power to sell, at one or more public or private sales, or otherwise dispose of, lease, or utilize the Personalty and any part or parts thereof in any manner authorized or permitted under the Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorney's fees and legal expenses thereby incurred by the Agent Lessor, and toward payment of the Indebtedness Hereby Secured in such order or manner as provided herein. Any requirement of said Code for reasonable notification shall be met by mailing written notice to the Lessee at its address set forth in Section 26.4 at least ten (10) days prior to the sale or other event for which such notice is required.

         (e) The Agent Lessor may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein or in the Operative Documents, or in aid of the execution of any power herein or therein granted, or for the foreclosure of the deed of trust lien created by this Master Lease, or for the enforcement of any other appropriate legal or equitable remedy. Upon the bringing of any suit to foreclose the deed of trust lien created by this Master Lease or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Lessee or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Lessee or the then value of the premises, to have a receiver appointed of all the Property and of the earnings, income, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer, and the Lessee does hereby irrevocably consent to such appointment.

         (f) In case of any sale of the Property, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Master Lease, the principal of the Notes and Certificates, if not previously due, and the interest and Yield accrued thereon, shall at once become and be immediately due and payable; also in the case of any such sale, the Agent Lessor may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to turn in and use the Notes and Certificates and any claims for interest, Yield and Break Costs due and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes and Certificates, including principal, interest, Yield and Break Costs thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash. If at any foreclosure proceeding the Property shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the judgment creditor shall be entitled to the entry of a deficiency decree against the Lessee and against the property of the Lessee for the amount of such deficiency. THE LESSEE, FOR ITSELF AND ON BEHALF OF ALL FUTURE OWNERS OF THE PROPERTY, WAIVES, TO THE FULLEST EXTENT PERMITTED
BY LAW, ITS RIGHTS AND BENEFITS UNDER THE PROVISIONS OF SECTIONS 51.003, 51.004 AND 51.005 OF THE TEXAS PROPERTY CODE, AS MAY BE AMENDED FROM TIME TO TIME. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, IT IS AGREED THAT THE BID PRICE FOR THE PROPERTY WHICH IS ACCEPTED BY THE TRUSTEE, AGENT LESSOR OR ANY SUCCESSOR OR SUBSTITUTE SECURITY TRUSTEE AT ANY FORECLOSURE SALE OF THE PROPERTY SHALL BE CONCLUSIVELY PRESUMED TO BE THE FAIR MARKET VALUE OF THE PROPERTY.

         Section 25.3. Security Agreement. This Master Lease shall constitute a security agreement as defined in the Uniform Commercial Code and the Guarantor hereby grants to the Agent Lessor a security interest within the meaning of the Uniform Commercial Code in favor of the Agent Lessor on the Property and any proceeds thereof and other rights described in the granting clauses of this
Article XXV.

         Section 25.4. FIXTURE FILING. CERTAIN OF THE PROPERTY IS OR WILL BECOME "FIXTURES" (AS THAT TERM IS DEFINED IN THE UNIFORM COMMERCIAL CODE) ON THE REAL ESTATE DESCRIBED IN SCHEDULE I ATTACHED HERETO AND THIS MASTER LEASE, UPON BEING FILED FOR RECORD IN THE REAL ESTATE RECORDS SHALL OPERATE ALSO AS A FINANCING STATEMENT UPON SUCH OF THE GRANTED PROPERTY WHICH IS OR MAY BECOME FIXTURES. THE LESSEE HAS AN INTEREST OF RECORD IN THE GRANTED PROPERTY.

         Section 25.5. Successor Trustees. In the case of the absence of the Trustee from the State of Texas, or his death, refusal, or failure to act, or in the event the Agent Lessor should elect at any time (with or without cause) to remove the Trustee then acting, a successor or substitute may be named, constituted, and appointed by the Agent Lessor, without further formality than an appointment and designation in writing, which appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited; and this conveyance shall vest in the successor or substitute Trustee (herein, the "Successor or Substitute Trustee") the title, powers, and duties conferred on the Trustee named herein and the conveyance by the Substitute or Successor Trustee to the purchaser at any sale made pursuant hereto shall be valid and effective as fully as hereinabove provided in the case of a conveyance by the Trustee. Such right to appoint a Successor or Substitute Trustee shall exist as often as and whenever the Trustee, original, successor, or substitute, cannot or will not act or has been removed. The Lessee specifically covenants and stipulates that: the recitals in the conveyance made to the purchaser either by the Trustee or any Successor or Substitute Trustee, shall be full proof and evidence of the matters therein stated as to such purchaser; no other proof shall be requisite of the request by the Agent Lessor on the Trustee or on any Successor or Substitute Trustee to enforce this Master Lease, or the due, timely, and proper posting, filing, and giving of all notices and making of the sale, or any particulars thereof, or of the inability, refusal, or failure of the Trustee or any Successor or Substitute Trustee to act, or of the removal of the Trustee or any Substitute or Successor Trustee, or of the appointment of a Successor or Substitute Trustee, as herein provided, either as to the legality of his appointment or otherwise, or of the contingencies which brought about the failure or inability of the Trustee or any Successor or Substitute Trustee to act or of its removal, as the case may be; all prerequisites of said sale shall be presumed to have been performed; and any sale made under the powers granted herein shall be a perpetual bar against the Lessee, its heirs and assigns and anyone who claims by, through or under the Lessee.

                                  ARTICLE XXVI

                                  MISCELLANEOUS

         Section 26.1. Severability; Perpetuities. If any term or provision of this Master Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Master Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Master Lease, including any right or option described in Article XIV, XV, XVIII or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of John F. Kennedy, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Master Lease.

         Section 26.2. Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in Section 15.5 of the Participation Agreement, neither this Master Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the parties hereto.

         Section 26.3. No Waiver. No failure by the Agent Lessor, the Lessee, the Administrative Agent or any Participant to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Master Lease, and this Master Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

         Section 26.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing and directed to the address set forth on the signature page of the Participation Agreement, and deemed received in accordance with the provisions of Section 15.3 of the Participation Agreement. The Guarantor may designate a new address or facsimile number for receipt of notices hereunder by giving notice of such change to the Administrative Agent in the manner and in accordance with the provisions of
Section 15.3 of the Participation Agreement.

         Section 26.5. Successors and Assigns. All the terms and provisions of this Master Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 26.6. Headings and Table of Contents. The headings and table of contents in this Master Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         Section 26.7. Counterparts. This Master Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         SECTION 26.8. GOVERNING LAW. THIS MASTER LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS; provided that the creation of the deed of trust contemplated by Section 25.2 hereof, the perfection of the Lien and security interest in the Property and the rights and remedies of the Trustee and the Agent Lessor with respect to the Property, as provided herein and by the laws of the State of Texas, shall be governed by and construed in accordance with the internal laws of the State of Texas without regard to principles of conflicts of laws.

         Section 26.9. Original Lease. The single executed original of this Master Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt thereof of Bank of Montreal, as Administrative Agent for the Lenders therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Master Lease (the "Original Executed Counterpart"). To the extent that this Master Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Master Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         Section 26.10. Time of Essence. With respect to each of the Lessee's and the Agent Lessor's obligations hereunder, time is of the essence, and each such party hereby acknowledges and confirms the foregoing.

         Section 26.11. Memorandum of Lease. On the Acquisition Date, the Lessee and the Agent Lessor agree to execute the Memorandum of Lease attached hereto as Exhibit A and to cause the same to be recorded in the office of the Recorder for Bowie County, Texas.

         Section 26.12. The Trustee. The Trustee is appointed hereunder, and joins in this Master Lease, solely for the purpose of effecting the intentions of the parties set forth in Section 25.2 hereof in the State of Texas. The Trustee shall at all times be under the control of, and act pursuant to the directions of, the Agent Lessor, and the Lessee shall have no power to control or direct the Trustee. The Trustee may be removed or replaced in the discretion of the Agent Lessor. The Lessee shall pay all fees and expenses of the Trustee in connection with this Master Lease and the transactions contemplated hereby, including all fees and expenses incurred in the exercise of any remedies hereunder.

         Section 26.13. Usury. It is the intent of Lessee and the Participants and all other parties to the Operative Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between the Participants and Lessee (or any other party liable with respect to the indebtedness under the Operative Documents) are hereby limited by the provisions of this paragraph, which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency shall the interest contracted for, charged or received under the Operative Documents exceed the maximum rate of interest lawfully permitted to be charged under Applicable Law (the "Maximum Rate"). If, from any possible construction of any Operative Document, interest would otherwise be payable in excess of the Maximum Rate, any such construction shall be subject to the provisions of this paragraph and such Operative Document shall be automatically reformed and the interest payable shall be automatically reduced to the Maximum Rate, without the necessity of execution of any amendment of new document. If the holder hereof shall ever receive anything of value which is characterized as interest under Applicable Law and which would apart from this provision be in excess of the Maximum Rate, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied as a credit against the then unpaid amounts due under the Operative Documents or refunded promptly to the party paying such amount. The right to accelerate payment of any indebtedness created under the Operative Documents does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and the Participants do not intend to charge or receive any unearned interest in the event of acceleration.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         Non-Liability of Trustee. The Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable to Grantor under any circumstances whatsoever, nor shall Trustee be personally liable, in case of entry by him or her or anyone entering by virtue of the powers herein granted upon the Mortgaged Premises, for debts contracted or liability or damages incurred in the management or operation of the Mortgaged Premises, or otherwise. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by the Trustee hereunder, believed by the Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by him or her in the performance of his or her duties hereunder and to reasonable compensation for such of his or her services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save him or her harmless from and against, any and all liability and expenses which may be incurred by him or her in the performance of his or her duties hereunder. For purposes of this paragraph the term "Trustee" shall also include any person appointed substitute trustee pursuant to the provisions of this Deed of Trust.

         IN WITNESS WHEREOF, the parties have caused this Master Lease to be duly executed and delivered as of the date first above written.

                                    ALUMAX MILL PRODUCTS, INC., a Delaware
                                    corporation, as Lessee

                                    By: /s/ Marc Crown
                                        ------------------------------------
                                           Marc Crown
                                           Its Assistant Treasurer

                                    BMO LEASING (U.S.), INC., a Delaware
                                    corporation, as Agent Lessor

                                    By: /s/ Ernest C. Cechetto
                                        ------------------------------------
                                           Ernest C. Cechetto
                                           Its Managing Director


                                    /s/ Ward Williford
                                    ----------------------------------------
                                    Ward Williford, a Deed of Trust Trustee

         THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART, Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

                                    BANK OF MONTREAL, as Administrative
                                        Agent for the Lenders


                                    By: /s/ Ernest C. Cechetto
                                        ------------------------------------
                                        Ernest C. Cechetto
                                        Its Managing Director

STATE OF GEORGIA           )
                           ) SS.
COUNTY OF FULTON           )

         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Marc Crown, Assistant Treasurer of ALUMAX MILL PRODUCTS, a Delaware corporation as Lessee aforesaid, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Assistant Treasurer, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act as the free and voluntary act and deed of said corporation for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this 25th day of November, 1997.


                                             /s/ Cynthia A. Jordan
                                             -----------------------------------
                                                        Notary Public

                                             Cynthia A. Jordan
                                             -----------------------------------
                                                     (TYPE OR PRINT NAME)


(SEAL)

Commission Expires:

Notary Public, Gwinnett County, Georgia
My Commission Expires September 8, 1998
---------------------------------------

STATE OF GEORGIA           )
                           ) SS.
COUNTY OF FULTON           )

         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Ernest C. Cechetto, Managing Director of BANK OF MONTREAL, a Canadian chartered bank, as Administrative Agent aforesaid, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Managing Director, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said Administrative Agent for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this 25th day of November, 1997.

                                             /s/ Cynthia A. Jordan
                                             -----------------------------------
                                                        Notary Public

                                             Cynthia A. Jordan
                                             -----------------------------------
                                                     (TYPE OR PRINT NAME)


(SEAL)

Commission Expires:

Notary Public, Gwinnett County, Georgia
My Commission Expires September 8, 1998
---------------------------------------

STATE OF GEORGIA           )
                           ) SS.
COUNTY OF FULTON           )

         I, the undersigned, a Notary Public in and for said County, in the State aforesaid, do hereby certify that Ernest C. Cechetto, Managing Director of BMO LEASING (U.S.) INC., a Delaware corporation, as Agent Lessor aforesaid, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Managing Director, appeared before me this day in person and acknowledged that he signed and delivered the said instrument as his own free and voluntary act and as the free and voluntary act and deed of said Agent Lessor for the uses and purposes therein set forth.

         Given under my hand and notarial seal, this 25th day of November, 1997.

                                             /s/ Cynthia A. Jordan
                                             -----------------------------------
                                                        Notary Public

                                             Cynthia A. Jordan
                                             -----------------------------------
                                                     (TYPE OR PRINT NAME)


(SEAL)

Commission Expires:

Notary Public, Gwinnett County, Georgia
My Commission Expires September 8, 1998
---------------------------------------

STATE OF TEXAS    )
                  ) SS.
COUNTY OF DALLAS  )

         This instrument was acknowledged before me on November 24, 1997, by Ward Williford, as Trustee aforesaid, who, being duly sworn, did say that he executed this instrument as his free act and deed on behalf of said corporation.


                                    /s/ Gwen G. Behrens
                                    --------------------------------------------
                                                   Notary Public


                                    --------------------------------------------
                                             Print Name of Notary here

(SEAL)

Commission Expires:                          --------------------------
                                                   GWEN G. BEHRENS
                                                    Notary Public
                                                    State of Texas
                                             Commission Expires 8-18-98
---------------------------                  --------------------------

                                   SCHEDULE I

BEING part of the George Brinlee Headright Survey, A-18, and being a portion of a certain 21.255 acre tract of land described as Tract No. 2 and a portion of a certain 69.036 acre tract of land described as Tract No. 3, all in the Deed from R.P. Cheatham and wife, Clara Mae Cheatham to Texarkana Industrial Foundation, Inc., dated August 25, 1972, recorded in Volume 549, pages 768-772 of the Deed Records of Bowie County, Texas and being more fully described as follows:

BEGINNING at an iron pipe for corner at the northwest corner of said 21.255 acre tract, said point being on the south right of way line of Interstate Highway No. 30;

THENCE South 00 degrees 39 minutes 34 seconds East with the east right of way line of an old public road, same being a fence line, and being the west line of said 21.255 acre tract, 468.53 feet to an angle point;

THENCE South 00 degrees 40 minutes 34 seconds West with the east right of way line of said public road, same being a fence line, and being the west line of said 21.255 acre tract, 215.18 feet to an angle point;

THENCE South 02 degrees 31 minutes 22 seconds West with the east right of way line of said public road, same being the west line of said 21.255 acre tract and being along a fence line, 515.51 feet to an angle point;

THENCE South 03 degrees 27 minutes 35 seconds West with the east right of way line of said public road, same being the west line of said 21.255 acre tract and being along a fence line, 287.11 feet to an iron pipe for corner on the north right of way line of Brinlee Road, said point being in a curve to the left;

THENCE southeasterly with the right of way line, same being the arc of a curve having a radius of 522.96 feet through a central angle of 17 degrees 24 minutes 30 seconds for a distance of 158.89 feet to a point at the end of said curve;

THENCE North 88 degrees 18 minutes 18 seconds East with the north right of way line of said Brinlee Road, 668.48 feet to an iron pipe for corner;

THENCE North 89 degrees 27 minutes 30 seconds East along the north right of way line of said Brinlee Road, same being a fence line, 826.09 feet to a point for corner;

THENCE North 00 degrees 32 minutes 30 seconds, 1336.21 feet to a point for corner on the north right of way line of Interstate Highway No. 30;

THENCE North 82 degrees 15 minutes 10 seconds West with the south right of way line of said Interstate Highway No. 30, 796.09 feet to an angle point in the said right of way line;

THENCE North 85 degrees 07 minutes 10 seconds West, continuing with said Interstate Highway No. 30 right of way line, 799.16 feet to the POINT OF BEGINNING and containing 52.728 acres of land, more or less.

                                  SCHEDULE II

                            DESCRIPTION OF PROPERTY



ITEM #         DESCRIPTION                          RCN               EUL          FMV
------         -----------                          ---               ---          ---
 1      SCALPER (FOUNDATION)                      194,550              40         121,267
 2      SCALPER (EQUIPMENT)                     3,996,099              25       2,490,855
 3      PREHEAT FURNACES (FOUNDATION)             526,265              40         328,032
 4      PREHEAT FURNACES (ELECTRICAL)             590,465              25         368,050
 5      PREHEAT FURNACES (MAIN UNIT)            3,654,733              18       2,278,074
 6      PREHEAT FURNACES (CHARGING EQUIP)         773,988              15         482,443
 7      PREHEAT FURNACES (REFRACTORY)             417,436               6         260,197
 8      HOT MILL (FOUNDATION)                   3,840,677              40       2,393,977
 9      HOT MILL (PULPIT)                         126,973              35          79,145
10      HOT MILL (MAIN EQUIPMENT)              38,496,775              33      23,995,870
11      HOT MILL (SWITCHGEAR)                      34,655              30          21,601
12      HOT MILL (FEEDBACK DEVICE)                 51,061              20          31,827
13      ROLL GRINDER (FOUNDATION)                 124,162              40          77,393
14      ROLL GRINDER (MAIN UNIT)                1,298,741              25         809,534
15      COLD MILL (FOUNDATION)                  2,211,455              40       1,378,447
16      COLD MILL (MAIN UNIT)                  22,212,926              33      13,845,796
17      COLD MILL (SWITCHGEAR)                    161,935              30         100,938
18      EDGE TRIM LINE (FOUNDATION)               562,961              40         350,906
19      EDGE TRIM LINE (MAIN UNIT)              3,118,013              18       1,943,525
20      TENSION LEVELLER (FOUNDATION)             756,776              40         471,715
21      TENSION LEVELLER                        7,410,632              18       4,619,207
22      TENSION LEVELLER (PC CONTROL)             569,506              12         354,986
23      ANNEALING FURNACES (FOUNDATION)           313,149              40         195,193
24      ANNEALING FURNACES (SHELL)                641,623              25         399,937
25      ANNEALING FURNACES (CONTROL ZONE)         991,144              20         617,801
26      ANNEALING FURNACES (MECHANICAL)         2,159,229              18       1,345,894
27      ANNEALING FURNACES (ANALYZER)              60,455              12          37,683
28      ANNEALING FURNACES (REFRACTORY)           745,383               6         464,613
29      COATING LINE (FOUNDATION)                 288,648              40         179,920
30      COATING LINE (EQUIPMENT)                5,414,829              12       3,375,180
31      COATING LINE (USED)                     9,887,849              12       6,163,310
32      CRANES                                  2,824,259              25       1,760,422
33      CRANES                                    185,943              20         115,902
34      MOBILE EQUIPMENT                          259,953              22         162,034
35      PACKING LINE EQUIPMENT                    182,530              18         113,775
36      DATA PROCESSING                           463,468               8         288,890
37      MISC PURCHASES (TANKS)                    218,262              20         136,047
38      MISC PURCHASES                             56,459              18          35,192
39      MISC PURCHASES (MISC)                   1,804,835              12       1,124,992
40      MISC PURCHASES (TEL)                      228,627              10         142,508
41      PLANT GROUNDS                             235,677              40         134,261

ITEM #         DESCRIPTION                         RCN                EUL          FMV
------         -----------                         ---                ---          ---
42       PLANT GROUNDS                            62,094               35          35,374
43       PLANT GROUNDS                            57,375               18          32,686
44       PLANT GROUNDS                           535,103               12         304,840
45       BUILDINGS AND FACILITIES              4,431,437               40       2,524,522
46       BUILDINGS AND FACILITIES              1,178,335               30         671,279
47       BUILDINGS AND FACILITIES                 19,145               25          10,907
48       BUILDINGS AND FACILITIES                 45,904               22          26,151
49       ELECTRICAL                            1,295,473               30         738,011
50       ELECTRICAL                                7,617               20           4,339
51       NAT GAS DIST                            106,955               30          60,931
52       CITY WATER SYSTEM                        48,938               30          27,879
53       COOLING WATER SYSTEM                    263,031               35         149,845
54       COOLING WATER SYSTEM                     89,594               25          51,040
55       COOLING WATER SYSTEM                    447,958               20         255,195
56       COOLING WATER SYSTEM                     86,216               12          49,116
57       COMPRESSED AIR SYSTEM                   239,031               30         136,172
58       COMPRESSED AIR SYSTEM                     6,939               25           3,953
59       COMPRESSED AIR SYSTEM                   143,942               15          82,001
60       FIRE PROTECTION SYSTEM                  457,633               30         260,706
61       SANITARY SEWER SYSTEM                    71,604               30          40,792

         NON SEVERABLE IMPROVEMENTS

62       SCALPER ADDITIONS                       803,378                          500,763
63       PREHEAT ADDITIONS                     2,496,269                        1,555,978
64       HOT MILL ADDITIONS                    5,334,751                        3,325,265
65       ROLL SHOP ADDITIONS                     167,801                          104,594
66       COLD MILL ADDITIONS                   4,029,102                        2,511,426
67       EDGE TRIM LINE ADDITIONS                194,506                          121,240
68       LEVELLER ADDITIONS                    1,442,483                          899,131
69       ANNEALING ADDITIONS                   4,886,674                        3,045,969
70       WASTE WATER IMPROVEMENTS                438,455                          273,298
71       PACKOUT ADDITIONS                       299,280                          186,548
72       PAINT/COATING LINE ADDITIONS         11,853,319                        7,388,429

                                  SCHEDULE III

                        DESCRIPTION OF EXCLUDED EQUIPMENT


71      ROLL SHOP                  2,051,537      1,313,001
72      SCALPER                      105,070         67,246
73      PREHEAT                    3,399,398      2,175,644
74      HOT MILL                   3,757,306      2,404,707
75      COLD MILL                  3,550,296      2,144,218
76      ANNEALERS                  4,505,015      2,883,248
77      FINISHING                    363,931        232,919
78      EDGE TRIM LINE               208,370        133,359
79      PRO ECO LEVELLER           1,423,350        910,956
80      PAINT/COAT LINE              169,543        108,509
81      PACKOUT                      292,476        187,187
82      HERR-VOSS LEVELLER         2,500,000      1,600,021
83      STAMCO SLITTER             1,250,000        800,011
84      STAMCO HVY G LEVELLER      2,500,000      1,600,021
85      CIN SLITTER                2,000,000      1,280,017
86      HUNTER LEVELLER            3,000,000      1,920,025

                                  SCHEDULE IV

                               FIXED RENT PAYMENTS

   FIXED RENT                      OUTSTANDING                 OUTSTANDING
  PAYMENT DATE                        LOANS                   LESSOR AMOUNTS               BALANCE DUE
-----------------                --------------               --------------             --------------
November 24, 1998                $81,109,802.57               $14,878,129.61             $95,987,932.19
November 24, 1999                $80,290,511.64               $14,727,845.48             $95,018,357.11
November 24, 2000                $79,471,220.70               $14,577,561.34             $94,048,782.04
November 24, 2001                $78,651,929.77               $14,427,277.20             $93,079,206.97
November 24, 2002                $77,832,638.83               $14,276,993.06             $92,109,631.90